Exhibit 10.1

DEL MAR CORPORATE CENTRE II

OFFICE LEASE

This Office Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "Summary"), below, is made by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and DERMTECH, INC., a Delaware corporation ("Tenant").

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE

DESCRIPTION

1.

Date:

July 1, 2021.

2.

Premises: (Article 1)

2.1

Building:

That certain four (4) story office building located at 12340 El Camino Real, San Diego, California 92130. The Building shall also be referred to herein as the “Entire Premises.”

2.2

Premises:

The Entire Premises contains 95,997 rentable (76,012 usable) square feet of space consisting of the entire Building, as further depicted on Exhibit A to the Office Lease and as further described below; provided, however, the term “Premises” as used in this Lease shall mean, until that time as the Phase Commencement Date has occurred as to the Entire Premises, only those phased portions of the

Entire Phase Such

Premises

astowhich

the

Commencement Date has occurred.

phasing of the delivery of such portions of the

Entire Premises will occur in the following phases (each, a “Phase”):

The “Phase I Premises” shall be comprised of 10,192 rentable (8,071 usable) square feet of space on the third (3rd) floor of the Building commonly known as Suite 325.

The “Phase II Premises” shall be comprised of 29,357 rentable (23,245 usable) square feet of space comprising the fourth (4th) floor of the Building.

The “Phase III Premises” shall be 34,488 rentable (27,308 usable) square feet of space comprised of (i) 7,831 rentable (6,201 usable) square feet of space on the first (1st) floor of the Building commonly known as Suite 100,

(ii)18,911 rentable (14,974 usable) square feet of space on the second (2nd) floor of the Building commonly known as Suite 200, and

(iii)7,746 rentable (6,133 usable) square feet of space on the second (2nd) floor commonly known as Suite 250 (“Suite 250”).

The “Phase IV Premises” shall be 21,960 rentable (17,388 usable) square feet of space comprised of (i) 3,128 rentable (2,476 usable)

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

square feet of space on the first (1st) floor of the Building commonly known as Suite 110,

(ii) 6,147 rentable (4,867 usable) square feet of space on the third (3rd) floor of the Building commonly known as Suite 300, (iii) 1,802 rentable (1,427 usable) square feet of space on the third (3rd) floor of the Building commonly known as Suite 310, (iv) 8,040 rentable (6,366 usable) square feet of space on the third (3rd) floor of the Building commonly known as Suite 350, and (v) 2,843 rentable (2,252 usable) square feet of space on the third (3rd) floor of the Building commonly known as Suite 375.

Each of the above shall be a “Phase” and collectively the “Phases.”

2.3

Project:

The Building is part of an office project known as "Del Mar Corporate Centre II," as further set forth in Section 1.1.2 of this Lease.

3.

Lease Term (Article 2):

3.1

Length of Term:

Approximately ten (10) years and six (6) months.

3.2

Lease Commencement Date; Phased Commencement Dates:

The Lease Commencement Date shall occur upon the Possession Date (as defined in Section 1.1.1 of this Lease) with respect to Phase III Premises (alternatively, the “Lease Commencement Date” or the “Phase III Commencement Date”). With respect to the other Phases, the corresponding phased commencement

dates

(each

a

“Phase

Commencement Date”) shall be as follows:

(x) the “Phase I Commencement Date” shall be the later of the Phase III Commencement Date or the Possession Date as to the Phase I Premises, (y) the “Phase II Commencement Date” shall be the Possession Date with respect to Phase II Premises, (y) the “Phase IV Commencement Date” shall be the later of the Phase III Commencement Date or the Possession Date with respect to the Phase IV Premises.

3.3

Lease Expiration Date:

The last day of the one hundred twenty-sixth (126th) full calendar month following the earlier to occur of (i) January 1, 2023, or (ii) the Phase III Commencement Date.

3.4

Option Terms:

Tenant has two (2) options (each an "Extension Option") to extend the Lease Term for a period of five (5)-years (each an "Option Term"), as more particularly set forth in Section 2.2 and Exhibit G of this Lease.

4.

Base Rent (Article 3):

The Base Rent for the particular Phases of the Premises shall be as set forth on Schedule 1 attached to this Lease.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

5.

Base Year (Article 4):

Calendar year 2022; provided, however, electricity is separately metered and directly paid by Tenant to the applicable utility provider or, at Landlord's option, to Landlord.

6.

Tenant's Share (Article 4):

When the Lease Commencement Date has occurred as to the Entire Premises, 100% of the Building, and 56% of the Project. Tenant’s Share of each of the respective Phases are as follows:

Tenant’s Share for Phase I: 10.6170% of the Building and 6.0327% of the Project.

Tenant’s Share for Phase II: 30.5812% and 17.3766% of the Project.

Tenant’s Share for Phase III: 35.9261% and 20.4136% of the Project.

Tenant’s Share for Phase IV: 22.8757% and 12.9982% of the Project.

7.

Permitted Use (Article 5):

Tenant may use the Premises solely for general office use, laboratory, research and development use, and uses incidental thereto, all consistent with first-class office standards in the market in which the Project is located (the "Permitted Use").

8.

Letter of Credit (Article 21):

$3,023,905.50, subject to reduction pursuant to the terms of Section 21.3.1 below.

9.

Parking Pass Ratio (Article 28):

3.7 unreserved parking passes for every 1,000 usable square feet of the then-applicable Premises; provided, that when the Phase Commencement Date occurs as to the Entire Premises, Tenant shall have the exclusive right to use the entire parking lot designated for the Building and more particularly shown on Exhibit A-1.

During the initial Lease

Term and any extension therefor (including any Option Term), Tenant's unreserved parking passes shall generally be without charge; provided, however, Tenant shall remain responsible for any parking taxes or other charges imposed by governmental authorities in connection with its use of such parking, as more particularly detailed in Article 28.

10.

Address of Tenant (Section 29.18):

DermTech, Inc.

11099 N. Torrey Pines Rd., Suite 100 La Jolla, CA 92037

Attention: Office of the General Counsel Telephone Number: (858) 450-4222

E-mail: legalnotices@dermtech.com

(Prior to Lease Commencement Date)

and

DermTech, Inc.

12340 El Camino Real San Diego, CA 92130

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Attention: Office of the General Counsel Telephone Number: (858) 450-4222

E-mail: legalnotices@dermtech.com

(After Lease Commencement Date)

11.

Address of Landlord (Section 29.18):

Kilroy Realty, L.P.

c/o Kilroy Realty Corporation

12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064

Attention: Legal Department

with copies to:

Kilroy Realty, L.P.

c/o Kilroy Realty Corporation 100 First Street, Suite 250

San Francisco, California 94105 Attention: Mr. John Osmond

and

Kilroy Realty, L.P.

c/o Kilroy Realty Corporation 12770 El Camino Real, Suite 250 San Diego, California 92130 Attention: Mr. Nelson Ackerly

and

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800 Los Angeles, California 90067 Attention: Anton N.  Natsis, Esq.

and, for sustainability-related notices only:

Kilroy Realty Corporation

12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064

Attention: Sara Neff, Senior Vice President – Sustainability

12.

Brokers (Section 29.24):

Representing Tenant: Cushman & Wakefield

Representing Landlord: Cushman & Wakefield

13.

Improvement Allowance (Exhibit B):

$125.00 per rentable square foot of the Premises for a total of $11,999,625.00.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

1.1

Premises, Building, Project and Common Areas.

1.1.1

The Premises; Delivery of Possession. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "Premises"). The outline of the Premises is set forth in Exhibit A attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions (the "TCCs") herein set forth, and Landlord and Tenant each covenant as a material part of the consideration for this Lease to keep and perform each and all of such TCCs by it to be kept and performed. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Work Letter attached hereto as Exhibit B (the " Work Letter"), Landlord shall tender possession of the Premises to Tenant in its existing "as-is" condition and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises, Building or Project. Notwithstanding the foregoing, Landlord shall deliver each Phase of the Premises to Tenant vacant, in broom-clean condition, with all building systems in good working order and the roof water-tight, and in compliance with all Applicable Laws (to the extent necessary to obtain or maintain a certificate of occupancy, or its legal equivalent or to perform the Landlord’s Work and the Improvements (provided that Tenant shall be responsible for any compliance work in the Premises and any compliance work in the Building caused by the particular nature of the Improvements being constructed, as opposed to the fact that tenant improvements are being performed generally)), and with the Improvements related to such Phase Substantially Complete. Tenant’s acceptance of any Phase of the Premises shall not be deemed a waiver of Tenant’s right to have defects in the Premises pursuant to the terms of the Tenant Work Letter. The date of Landlord's tendering of possession of the Premises to Tenant following the Substantial Completion of the Improvements (as defined in the Work Letter) shall be the "Possession Date". If for any reason, Landlord is delayed in tendering possession of the Premises to Tenant by any particular date (including, without limitation, on account of any present tenant or occupant of the Premises not vacating the Premises), Landlord shall not be subject to any Losses (as defined in Section 10.1 below) for such failure, and the validity of this Lease shall not be impaired. Neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Work Letter. Landlord shall use its commercially reasonable efforts to obtain vacant, legal possession of the portions of the Premises that are currently leased no later than March 1, 2022 (February 1, 2022 as to Suite 110). Such efforts shall include, without limitation, (i) promptly following execution of this Lease exercising contractual relocation rights under existing leases with tenants whose terms expire beyond such date for their premises, including, without limitation, providing adequate replacement space within Landlord’s (or its affiliates) portfolio, all at Landlord’s sole cost and expense, (ii) entering into lease termination agreements, and (iii) enforcing surrender obligations under existing leases to cause existing tenants to timely surrender their premises in the condition required under their leases.

1.1.2

The Building and the Project. The Premises constitute the building set forth in Section 2.1 of the Summary (the "Building"). The Building is part of an office project known as "Del Mar Corporate Centre II." The term "Project," as used in this Lease, shall mean

(i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, parking structures and/or facilities and other improvements) upon which the Building and the Common Areas are located, (iii) the other office building, located adjacent to the Building, with an address of 12390 El Camino Real, San Diego, California (the “12390 Building”) and the land upon which such adjacent office building is/are located, and (iv) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto, so long as such additional real property or improvements (or the construction and addition thereof) do not unreasonably

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

interfere with Tenant’s use of the Premises or materially increase the obligations or decrease the rights of Tenant under this Lease.

1.1.3

Common Areas.Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in

Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "Common Areas"). The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas" (as both of those terms are defined below). The term "Project Common Areas," as used in this Lease, shall mean the portion of the Project designated as such by Landlord, and shall include the existing fitness center located in the 12390 Building so long as the same is open and operated as a fitness center for tenants of the Project. The term "Building Common Areas," as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord, but in all events materially consistent with the first class maintenance and operational standards of “Comparable Buildings” (as that term is defined in Section 2.1 of Exhibit G to this Lease), and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time, provided that such rules, regulations and restrictions do not unreasonably interfere with the rights granted to Tenant under this Lease and the Permitted Use. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas (but not the Building Common Areas); provided that no such changes shall be permitted which materially reduce Tenant's rights or access hereunder, materially increase Tenant’s obligations hereunder or otherwise unreasonably interfere with Tenant’s use of the Premises for the Permitted Use. Except when and where Tenant's right of access is specifically excluded in this Lease, Tenant shall have the right of access to the Premises, the Building, and the Project parking facility twenty-four (24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Section 2.1, below. From and after the occurrence of the Phase Commencement Date as to the Entire Premises (i.e., when the Premises consists of the Entire Premises), all Building Common Areas shall be deemed to be part of the Premises and for Tenant’s sole and exclusive use and Tenant shall have the exclusive right to use all parking for the Building and, Tenant shall have the exclusive right to use the areas of the Project outside of the Premises allocated to the Building including, without limitation, the roof and exterior portions of the Building, the parking areas, and all landscaped areas (collectively, the “Outside Areas”) as shown on Exhibit A-1 hereto. None of the foregoing shall result in a change to the rentable area of the Premises. Tenant may use all driveways, sidewalks, parking, loading and landscaped areas only for their intended purposes. Landlord shall reasonably cooperate with Tenant to maintain the exclusivity of the Outside Areas. Landlord shall not use, alter, increase, decrease or otherwise modify the Outside Areas, or permit any third party to do so, in a manner that would materially interfere with Tenant’s use of the Premises or the Outside Areas, or rights or access hereunder, reduce Tenant’s parking rights, reduce of otherwise affect, result in the construction of alterations or improvements in the Outside Areas without Tenant’s prior written consent or materially increase the obligations or decrease the rights of Tenant under this Lease.

1.1.4

Parking Conversion Rights. Subject to compliance with all Applicable

Laws and the TCCs, Tenant shall have the right to enclose the parking areas identified on Exhibit A-1 and/or to convert the same to interior space. If such enclosure consists of mere caging or similar enclosing and securing of such areas, then such enclosure and the use thereof shall not increase the rentable square footage of the Premises. If Tenant permanently encloses such parking areas and converts them to interior space, then (i) Tenant shall cause such areas to be measured in accordance with the BOMA standard used to measure the Premises and the rentable square footage of the Premises shall be increased by such amount, (ii) Tenant shall pay Base Rent on such areas at the same rates applicable to the remainder of the Premises (i.e., the first twelve (12) months following the addition of such area shall be at $2.65 per rentable square foot and shall increase thereafter in the manner applicable to the other Premises and the rental charts set forth on Schedule

I) and (iii) Landlord shall provide Tenant with an Improvement Allowance in the amount of $125 per rentable square foot of such area.

1.2

Stipulation of Rentable Square Feet of Premises and Building.Except as

provided in Section 1.1.5 above, for purposes of this Lease, "rentable square feet" and "usable

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

square feet" of the Premises shall be deemed as set forth in Section 2.2 of the Summary and the rentable square feet of the Building shall be deemed as set forth in Section 2.1 of the Summary.

1.3

Delayed Delivery.

1.3.1

Abatement Remedy. Notwithstanding anything contained herein to the contrary, if Landlord does not cause the Possession Date to occur with respect to any Phase the

Premises on or before the date that is three (3) months following the “anticipated Possession Date” for such portion of the Premises as set forth in the table below (each such date, an "Outside Delivery Date", each of which shall be extended on a day for day basis to the extent of delays caused by events of Force Majeure, Tenant Delays and delays caused by the City of San Diego planning department, including without limitation, the failure to grant a pre-inspection of the Improvements or the applicable Phase of the Premises), then Tenant shall be entitled to receive a day-for-day abatement of Base Rent (in addition to any other Base Rent abatement provided herein) otherwise due for the portion of the Premises not delivered for the number of days that occur in the "Delayed Delivery Period," as that term is defined below. For purposes of this Lease, the "Delayed Delivery Period" shall mean the period commencing on the day that occurs immediately following the Outside Delivery Date and continuing until the date upon which the Possession Date occurs for the applicable portion of the Premises. With respect to the Phase III Premises, Tenant hereby acknowledges that there shall be no abatement remedy pursuant to the terms of this Section 1.3.1 for any delayed delivery of Suite 250 beyond the Outside Delivery Date, and if Landlord delivers the remainder of the Phase III Premises other than Suite 250, the delivery prior to the Outside Delivery Date for the Phase III Premises shall be deemed satisfied and Tenant shall have no right to any Base Rent abatement.

1.3.2

Termination Remedy.  Notwithstanding anything contained herein to the contrary, if the Possession Date with respect to the Phase III Premises (other than Suite 250, which shall be expressly excluded from the remedies set forth in this Section 1.3, and if Landlord delivers the remainder of the Phase III Premises other than Suite 250, the delivery prior to the Phase III Termination Outside Date shall be deemed satisfied and Tenant shall have no right to terminate this Lease) does not occur on or before March 1, 2023 (the "Phase III Termination Outside Date", which shall be extended on a day for day basis to the extent of delays caused by events of Force Majeure and Tenant Delays), then Tenant shall have the right to deliver a written notice to

Landlord (a "Termination Notice") electing to terminate this Lease in its entirety effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice (the "Effective Termination Date"). If Tenant delivers such a Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Effective Termination Date for a period ending forty-five (45) days after the Phase III Termination Outside Date by delivering written notice to Tenant prior to the Effective Termination Date, that, in Landlord's reasonable, good faith judgment, the Possession Date with respect to the Phase III Premises will occur within forty-five (45) days after the Phase III Termination Outside Date. If the Possession Date with respect to the Phase III Premises occurs within such forty-five (45) day suspension period, then the Termination Notice shall be of no force or effect, but if the Possession Date with respect to the Phase III Premises does not occur within such forty-five (45) day suspension period, then this Lease shall terminate in its entirety and have no further force or effect upon the expiration of such forty-five (45) day suspension period and Landlord shall refund to Tenant any prepaid Rent paid by Tenant to Landlord and return the L-C to Tenant.

1.4

Early Occupancy of Portion of Premises. Following the date upon which the same become vacant, Tenant shall have the right to occupy either or both of the Phase I Premises and Suite 250 (to the extent the same becomes available prior to the Lease Commencement Date) (the “Early Occupancy Premises”) prior to the Lease Commencement Date (such period from the date upon which Tenant occupies the Early Occupancy Premises until the Lease Commencement Date shall be referred to herein as the "Early Occupancy Period"), provided that

(A) Tenant shall give Landlord at least ten (10) days' prior notice of any such occupancy of the Early Occupancy Premises, (B) a temporary certificate of occupancy (or its legal equivalent) shall

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Phase

Anticipated Possession Date

Phase II

April 1, 2022

Phase III (excluding Suite 250)

August 1, 2022

have been issued by the appropriate governmental authority for the Early Occupancy Premises, and (C) all of the terms and conditions of this Lease shall apply to the Early Occupancy Premises (and not the remainder of the Premises) as though the Lease Commencement Date had occurred (although the Lease Commencement Date shall not actually occur until the occurrence of the same pursuant to Section 3.2 of the Summary) upon such occupancy of the Early Occupancy Premises by Tenant. Notwithstanding the foregoing, during the Early Occupancy Period, Tenant shall pay "Base Rent," as that term is defined in Article 3 below, in the amount of $4.25 per rentable square foot of the portion of the Early Occupancy Premises occupied by Tenant, and Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Article 4, below and utilities costs for the Early Occupancy Premises during the Early Occupancy Period (with such Tenant’s Share for the entire Early Occupancy Premises being 18.6860%).

1.5

Right of First Refusal. Landlord hereby grants to the tenant originally named herein (the "Original Tenant") a one-time right of first refusal during the initial Lease Term with respect to available space located in the 12390 Building (the "Refusal Space"). Notwithstanding the foregoing, such right of first refusal of Tenant shall commence only following the expiration or earlier termination of the existing leases (including renewals (and irrespective of whether any such renewal is pursuant to an express written provision in such tenant's lease or whether such renewal is effectuated by a lease amendment or a new lease)) of the Refusal Space, and such right of first refusal shall be subordinate to all rights with respect to such Refusal Space which are set forth in existing leases of space in the 12390 Building, including any renewal, extension or expansion rights (including, but not limited to, must-take, right of first offer, right of first negotiation, right of first refusal, expansion option and other similar rights) set forth in such leases, regardless of whether such renewal, extension or expansion rights are executed strictly in accordance with their terms, or pursuant to a lease amendment or a new lease (all such tenants under such leases are collectively referred to herein as the "Superior Right Holders"). Tenant's right of first refusal shall be on the terms and conditions set forth in this Section 1.3.

1.5.1Procedure for Lease.

1.5.1.1

Procedure for Offer. Landlord shall notify Tenant (the "Refusal

Notice") from time-to-time when and if Landlord receives a "bona-fide third-party offer" for any particular portion of the Refusal Space that Landlord intends to accept, provided that the Superior Right Holders have waived their rights to such Refusal Space. Pursuant to such Refusal Notice, Landlord shall offer to lease to Tenant such Refusal Space. The Refusal Notice shall describe the Refusal Space, the lease term, base rent and other fundamental material economic terms and conditions (the “Fundamental Terms”) upon which Landlord proposes to lease such Refusal Space pursuant to the bona-fide third-party offer. For purposes of this Section 1.4, a "bona-fide third-party offer" shall mean an offer or counter-offer received by Landlord to lease the Refusal Space from a qualified third party. For purposes of example only, the following would each constitute a bone-fide third-party offer:

1.5.1.1.1

Landlord receives a request for proposal from a

qualified third party. Landlord responds to the request for proposal with a lease proposal and subsequently receives a written bona-fide counter proposal from the qualified third party that Landlord intends to accept.

1.5.1.1.2

Landlord receives a written offer to lease from a

qualified third party. Landlord responds to the offer with a written counter offer and subsequently receives a bona-fide counter to Landlord's counter offer from the qualified third party that Landlord intends to accept.

1.5.1.2

Procedure for Acceptance.

If Tenant wishes to exercise

Tenant's right of first refusal with respect to the Refusal Space, then within five (5) days of delivery of the Refusal Notice to Tenant, Tenant shall deliver written notice to Landlord (the "Refusal Exercise Notice") of Tenant's irrevocable exercise of its right of first refusal with respect to all of the Refusal Space set forth in the Refusal Notice (i.e., Tenant may not elect to lease only a portion thereof) at the rent, and upon the other fundamental material economic terms and conditions contained in such Refusal Notice. If Tenant does not deliver the Refusal Exercise Notice to Landlord within such five (5) day period, then Landlord shall be free to negotiate and enter into a lease or lease amendment for such Refusal Space with anyone and on any terms Landlord desires; provided, that prior to entering a lease with a third party tenant on Fundamental Terms which, on a net effective, present value basis, are more than 10% more favorable to the third party tenant

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

than the terms contained in the Refusal Notice, Landlord shall first deliver a revised Refusal Notice to Tenant on such more favorable terms in accordance with the procedure set forth above.

1.5.2

Amendment to Lease. If Tenant timely exercises Tenant's right of first refusal to lease the Refusal Space as set forth herein, Landlord and Tenant shall within thirty (30)

days thereafter execute an amendment to this Lease (the "Refusal Space Amendment") for such Refusal Space upon the terms set forth in the Refusal Notice, but otherwise upon the terms and conditions set forth in this Lease and this Section 1.4; provided, however, the term with respect to the Refusal Space shall be coterminous with this Lease and any concessions offered in the Refusal Notice shall be prorated to reflect such term. An otherwise valid exercise of the such right of first refusal shall be fully effective whether or not a lease amendment is executed.

1.5.3

Termination of Refusal Right. The rights contained in this Section 1.4 shall be personal to the Original Tenant and any Permitted Transferee Assignee, and may only be exercised during the initial Lease Term by the Original Tenant or any Permitted Transferee Assignee (and not any other assignee, sublessee or other transferee of Tenant's interest in this

Lease) if the Original Tenant has not assigned this Lease to a Transferee (other than a Permitted Transferee Assignee) and has not subleased more than thirty -three percent (33%) of the then- existing Premises to Transferees (other than Permitted Transferees). The right of first refusal granted herein shall terminate as to the particular Refusal Space upon the failure by Tenant to timely exercise its right of first refusal with respect to such portion of the Refusal Space. The right to lease the Refusal Space as provided in this Section 1.4 may not be exercised if, as of the date of the attempted exercise of the right of first refusal by Tenant, or as of the scheduled date of delivery of the Refusal Space to Tenant, Tenant is in breach or default under this Lease. The right of first refusal granted herein shall terminate as to all Refusal Space and thereafter shall be of no further force or effect on the date that is two (2) years prior to the Lease Expiration Date, it being acknowledged by Tenant that such right of first refusal shall be ineffective as to the Refusal Space when it is expected that the lease of such Refusal Space will not commence on or before the date that is two (2) years prior to the initial Lease Expiration Date.

ARTICLE 2

LEASE TERM; OPTION TERMS

2.1

Initial Lease Term. The TCCs and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in

Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "Lease Commencement Date"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "Lease Expiration Date") unless this Lease is sooner terminated as hereinafter provided. Tenant hereby acknowledges that portions of the Premises are currently occupied by other tenants of the Building. If Landlord is unable for any reason to deliver possession of the Premises to Tenant on any specific date, then Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) calendar month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the month in which the first anniversary of the Lease Commencement Date occurs (or if the Lease Commencement Date is the first day of a calendar month, then the first Lease Year shall commence on the Lease Commencement Date and end on the day immediately preceding the first anniversary of the Lease Commencement Date), and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. For purposes of this Lease, the term "Lease Month" shall mean each succeeding calendar month during the Lease Term; provided that the first Lease Month shall commence on the Lease Commencement Date and shall end on the last day of the first (1st) full calendar month of the Lease Term and that the last Lease Month shall expire on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute (or provide factually corrective comments to) and return to Landlord within twenty (20) days of receipt thereof.

2.2

Extension Options. Tenant's Extension Options shall be as provided in accordance with, the terms of Exhibit G attached hereto.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

ARTICLE 3

BASE RENT

Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever, except to the extent expressly provided in this Lease. In accordance with Section 4 of the Summary, any increases in Base Rent shall occur on the first day of the applicable Lease Month. The parties acknowledge, however, that Tenant shall pay Base Rent for each "calendar month" of the Lease Term (or a prorated portion of a "calendar month", as applicable), even though the first "Lease Month" may pertain to a period longer than one (1) calendar month. The Base Rent for the first two (2) full calendar months of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any payment of Rent is for a period which is shorter than one month, the Rent for any such fractional month shall accrue on a daily basis during such fractional month and shall total an amount equal to the product of (i) a fraction, the numerator of which is the number of days in such fractional month and the denominator of which is the actual number of days occurring in such calendar month, and (ii) the then-applicable Monthly Installment of Base Rent. All other payments or adjustments required to be made under the TCCs of this Lease that require proration on a time basis shall be prorated on the same basis.

ARTICLE 4

ADDITIONAL RENT

4.1

In General. In addition to paying the Base Rent specified in Article 3 of this Lease,

Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.6 and 4.2.2, respectively, of this Lease, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1, below; provided, however, that in no event shall any decrease in Direct Expenses for any "Expense Year" (as that term is defined in Section 4.2.3, below) below Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the

TCCs of this Lease, are hereinafter collectively referred to as the "Additional Rent," and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent; provided, however, the parties hereby acknowledge that the first monthly installment of Tenant's Share of any "Estimated Excess," as that term is set forth in, and pursuant to the terms and conditions of, Section 4.4.2 of this Lease, shall first be due and payable for the calendar month occurring immediately following the expiration of the Base Year. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2

Definitions of Key Terms Relating to Additional Rent. As used in this Article 4,

the following terms shall have the meanings hereinafter set forth:

4.2.1

"Base Year" shall mean the period set forth in Section 5 of the Summary.

4.2.2

"Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

4.2.3

"Expense Year" shall mean each calendar year, including the Base Year,

in which any portion of the Lease Term falls, through and including the calendar year in which the

Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

4.2.4

"Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays, accrues, or amortizes during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, renovation, restoration or operation of the Project, or any portion thereof, in accordance with sound real estate management and accounting practices, consistently applied. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities (but excluding the cost of electricity services consumed in the Premises and the premises of other tenants of the Building and any other buildings in the Project (since Tenant is separately paying for the cost of electricity services pursuant to Section 6.1.2 of the Lease)), the cost of operating, repairing, replacing, maintaining, renovating and restoring the existing utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith;

(ii) the cost of licenses, certificates, permits and inspections required to be obtained after the Lease Commencement Date and the cost of contesting any governmental enactments which may increase Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with the parking areas servicing the Project; (vi) a management fee and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance, replacement, renovation, repair and restoration of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space in the Project; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons (other than persons generally considered to be higher in rank than the position of "Senior Asset Manager") engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance, renovation, replacement and restoration of all systems and equipment and components thereof of the Project; (xi) the cost of janitorial, alarm, security and other services, replacement, renovation, restoration and repair of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance, replacement, renovation, repair and restoration of curbs and walkways, repair to roofs and re-roofing; (xii) amortization of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof (which amortization calculation shall include interest at the "Interest Rate," as that term is set forth in Article 25 of this Lease); (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, (B) that are required to comply with present or anticipated conservation programs mandated by Applicable Law, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, (D) that are required under any governmental law or regulation by a federal, state or local governmental agency, except for capital repairs, replacements or other improvements to remedy a condition existing prior to the Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Lease Commencement Date, or

(E) that relate to the safety or security of the Project; provided, however, that any capital expenditure shall be amortized with interest at the Interest Rate over its useful life as Landlord shall reasonably determine in accordance with sound real estate management and accounting practices reasonably consistent with those used by owners of Comparable Buildings, consistently applied, or (Z) with respect to those items included under item (A) above, their recovery/payback period as Landlord shall reasonably determine in accordance with sound real estate management and accounting practices reasonably consistent with those used by owners of Comparable Buildings, consistently applied; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.5, below; (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Project and (xvi) costs of any additional services not provided to the Project as of the Lease Commencement Date but which are thereafter provided by Landlord in connection

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

with its prudent management of the Project. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

(a)

costs, including marketing costs, legal fees, space planners'

fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original, past, or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of improvements made for new tenants initially occupying space in the Project after the Lease Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Project or parking facilities);

(b)

except as set forth in items (xi), (xii), (xiii), and (xiv) above and to the extent needed to repair or maintain existing improvements, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest;

(c)

costs for which the Landlord is reimbursed by any tenant or

occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else (except to the extent of deductibles), and electric power costs for which any tenant directly contracts with the local public service company;

(d)

any bad debt loss, rent loss, or other reserves;

(e)

costs associated with the operation of the business of the

partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, or between Landlord and any third party, and Landlord's general corporate overhead and general and administrative expenses;

(f)

the wages and benefits of any employee who does not devote

substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Senior Asset Manager;

(g)

amount paid as ground rental for the Project by the Landlord;

(h)

overhead and profit increment paid to the Landlord or to

subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

(i)

any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge or parking attendants at the Project shall be includable as an Operating Expense;

(j)

rentals and other related expenses incurred in leasing air

conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;

(k)

all items and services for which Tenant or any other tenant

in the Project reimburses Landlord (or which Landlord could had obtained reimbursement for it if had used commercially reasonable efforts to obtain such reimbursement) or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

(l)

costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

(m)

any costs expressly excluded from Operating Expenses

elsewhere in this Lease;

(n)

rent for any office space occupied by Project management

personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings, with adjustment where appropriate for the size of the applicable project;

(o)

costs to the extent arising from the gross negligence or

willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services; and

(p)

costs incurred to comply with laws relating to the removal of

Hazardous Material which was in existence in the Building or on the Project prior to the Lease

Commencement Date; and costs incurred to remove, remedy, contain, or treat any Hazardous Material, which hazardous material or substance is brought into the Building or onto the Project after the date hereof by Landlord, any Landlord Parties or any other tenant of the Project;

(q)

fees payable by Landlord for management of the Project in

excess of three percent (3%) (the "Management Fee Cap") of Landlord's gross rental revenues,

adjusted and grossed up to reflect a one hundred percent (100%) occupancy of the Project with all tenants paying rent, including base rent, pass-throughs, and parking fees (but excluding the cost of after-hours services or utilities and the amount of the management fee) from the Project for any calendar year or portion thereof;

(r)     costs of repairs or other work occasioned by fire, windstorm or other casualty (other than those amounts within the deductible limits of insurance policies actually carried by Landlord, which amounts shall be includable as Operating Expenses (subject to clause (t) below) so long as such deductibles are within the generally prevailing range of deductibles to policies carried by landlords of the Comparable Buildings and this Lease is not terminated as a result of such casualty) which are covered by Landlord’s insurance policies or would be covered if Landlord had maintained insurance in accordance with this Lease;

(s)

reserves for future expenses;

(t)

earthquake insurance deductibles in an amount greater than

$1.00 per rentable square foot of the Project (the “Annual Limit”) in any year (provided, however, that, notwithstanding anything else herein to the contrary, if, for any occurrence, the earthquake insurance deductible exceeds the Annual Limit, then, after such deductible is included (up to the Annual Limit) in Operating Expenses for the applicable calendar year, such excess may be included (up to the Annual Limit) in Operating Expenses for the immediately succeeding calendar year, and any portion of such excess that is not so included in Operating Expenses for such immediately succeeding calendar year may be included (up to the Annual Limit) in Operating Expenses for the next succeeding calendar year, and so on with respect to each subsequent calendar year);

(u)

The cost of repairing any damage caused by hazards or

casualty described in (i) Landlord's policies of insurance actually carried by Landlord, (ii) policies of insurance which Landlord is required to maintain pursuant to this Lease, and (iii) extended coverage endorsements covering the Project to the extent Landlord is compensated through proceeds of insurance;

(v) costs incurred by Landlord to furnish any particular work or service for other tenants which Landlord is not furnishing to Tenant as a result of Tenant undertaking to perform such work or service in lieu of performance thereof by Landlord;

(w)

Costs arising from latent defects in the base, shell or core of the Building or improvements installed by Landlord or repair thereof, including costs to correct any defect in the delivery condition of the Building specified in Section 1.1.1 above;

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

(x)

All costs or expenses (including but not limited to fines,

penalties, interest and legal fees) incurred due to the violation by Landlord, its employees, agents, contractors or assigns, or any tenant (other than Tenant) or other occupant of the Project, of the terms and conditions of any lease or other occupancy agreement pertaining to the Project, or of any covenants, conditions, restrictions, easements and similar private contracts;

(y)

costs incurred in connection with disputes between Landlord

and any third party;

(z)

costs   arising   from   Landlord’s   charitable   or   political

contributions;

(aa)

interest, fines or penalties assessed as a result of Landlord’s failure to make payments in a timely manner, unless such failure is caused by Tenant;

(bb)

entertainment,   dining,   travel,   club,   trade   or   industry

organization expenses;

(cc)

Tax Expenses or any item expressly excluded from Tax

Expenses; and

(dd)

costs for the operation, repair, maintenance or replacement

of any other building in the Project other than with respect to any Project Common Areas located within any such building.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not fully occupied during all or a portion of any Expense Year (including, without limitation, if any portion of the Project is unleased or is leased, but is not then being used by a tenant in the ordinary course of its business), Landlord may elect to make an appropriate adjustment to the components of Direct Expenses for such Expense Year to determine the amount of Direct Expenses that would have been incurred had the Project been fully occupied; and the amount so determined shall be deemed to have been the amount of Direct Expenses for such Expense Year.

For purposes hereof, cost savings in

components of Operating Expenses arising by reason of the cessation of use by tenants at the

Project due to Casualty (as defined in Section 11.1 below), Force Majeure (as defined in Section

29.16 below), or other extraordinary circumstances are considered variable Operating Expenses that shall be grossed up in Operating Expenses in any Expense Year (including the Base Year) in which such savings occur. If Operating Expenses for the Base Year include amortized costs, or costs (including, but not limited to, costs of insurance, personnel, and increased or new services) relating to extraordinary circumstances, including, but not limited to, Casualty, Force Majeure, boycotts, strikes, conservation surcharges, embargoes or shortages, then at such time as such costs are no longer applicable, the increased Operating Expenses attributable thereto shall be excluded from the Base Year Operating Expenses. In no event shall each of the components of Direct Expenses for any Expense Year related to utility costs, Tax Expenses, Project services costs or Project insurance costs be less than each of the corresponding components of Direct Expenses related to such utility costs, Tax Expenses, Project services costs and Project insurance costs in the Base Year. Except for the management fee permitted pursuant to Section 4.2.4 above, Landlord shall not (i) make a profit by charging items to Operating Expenses that are otherwise also charged separately to others and (ii) subject to Landlord's right to adjust the components of Operating Expenses described above in this paragraph, collect Operating Expenses from Tenant and all other tenants in the Building in an amount in excess of what Landlord incurs for the items included in Operating Expenses.

4.2.5Taxes.

4.2.5.1

"Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature,

whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof (including, without limitation, the land upon which the Building and the parking facility adjacent to the Building are located).

4.2.5.2

Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (v) all of the real estate taxes and assessments imposed upon or with respect to the Building and all of the real estate taxes and assessments imposed on the land and improvements comprising the Project.

4.2.5.3

Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Except as set forth in Section 4.2.5.4, below, refunds of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as an increase in Tax Expenses under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord within thirty (30) days following demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the TCCs of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.2, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, documentary transfer taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, (iv) tax penalties incurred as a result of Landlord’s negligence, willful misconduct, or inability, unwillingness or failure to make payments when due,

(v) taxes payable due to any superior lease affecting the Project, (vi) taxes or assessments imposed on land and improvements other than the Project, and (vii) any tax or assessment expense or any increase therein (a) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term or (b) resulting from the improvement of any of the Project for the sole use of other occupants. Notwithstanding anything to the contrary set forth in this Lease, only Landlord may institute proceedings to reduce Tax Expenses and the filing of any such proceeding by Tenant without Landlord's consent shall constitute an

Event

of

Default

by

Tenant

under this Lease.Notwithstanding the foregoing,

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Tax Expenses.

4.2.5.4

Notwithstanding anything to the contrary set forth in this Lease,

the amount of Tax Expenses for the Base Year and any Expense Year shall be calculated without taking into account any decreases in real estate taxes obtained in connection with Proposition 8, and, therefore, the Tax Expenses in the Base Year and/or an Expense Year may be greater than those actually incurred by Landlord, but shall, nonetheless, be the Tax Expenses due under this Lease; provided that (i) any costs and expenses incurred by Landlord in securing any Proposition 8 reduction shall not be included in Direct Expenses for purposes of this Lease, and (ii) tax refunds under Proposition 8 shall not be deducted from Tax Expenses, but rather shall be the sole property of Landlord. Landlord and Tenant acknowledge that this Section 4.2.5.4 is not intended to in any way affect (A) the inclusion in Tax Expenses of the statutory two percent (2.0%) annual maximum allowable increase in Tax Expenses (as such statutory increase may be modified by subsequent legislation), or (B) the inclusion or exclusion of Tax Expenses pursuant to the terms of Proposition 13, which shall be governed pursuant to the terms of Sections 4.2.5.1 through 4.2.5.3, above.

4.2.6

"Tenant's Share" shall mean the percentage set forth in Section 6 of the

Summary.

4.3

Allocation of Direct Expenses.

4.3.1 Method of Allocation. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Direct Expenses for purposes of this Lease. Such portion of Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole.

4.3.1

Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "Cost Pools"), in Landlord's reasonable discretion, so long as such Cost Pools are consistently applied. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.

4.4

Calculation and Payment of Additional Rent. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses applicable to the Base Year, then Tenant shall pay to

Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the "Excess").

4.4.1 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall give to Tenant following the end of each Expense Year, a statement (the "Statement") which shall state in general major categories the Direct Expenses incurred or accrued for the particular Expense Year, and which shall indicate the amount of the Excess. Landlord shall use commercially reasonable efforts to deliver such Statement to Tenant on or before May 1 following the end of the Expense Year to which such Statement relates. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, within thirty (30) days after receipt of the Statement, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Excess than the actual Excess, Tenant shall receive a credit in the amount of Tenant's overpayment against Rent next due under this Lease or Landlord may apply such overpayment against any unpaid Rent. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the

Lease

Term

has

expired

and

Tenant has vacated the Premises, when the final

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Excess than the actual Excess, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment or apply such overpayment against any unpaid Rent. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant's Share of any Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant's Share of Direct Expenses which (x) were levied by any governmental authority or by any public utility companies, and (y) Landlord had not previously received an invoice therefor and which are currently due and owing (i.e., costs invoiced for the first time regardless of the date when the work or service relating to this Lease was performed), at any time following the Lease Expiration Date which are attributable to any Expense Year.

4.4.2

Statement of Estimated Direct Expenses.   In addition, Landlord shall

give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth in general major categories Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "Estimated Excess") as calculated by comparing the Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. Landlord shall use commercially reasonable efforts to deliver such Estimate Statement to Tenant on or before May 1 of the Expense Year to which such Estimate Statement relates. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Additional Rent under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, within thirty (30) days after receipt of the Estimate Statement, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the second to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant. Throughout the Lease Term Landlord shall maintain records with respect to Direct Expenses in accordance with sound real estate management and accounting practices, consistently applied. Landlord shall not revise any Estimate Statement more than one

(1) time per Expense Year.

4.5

Taxes and Other Charges for Which Tenant Is Directly Responsible.

4.5.1

Tenant shall be liable for and shall pay before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall within thirty (30) days of Landlord’s demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2

If the improvements in the Premises, whether installed and/or paid for by

Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof,

are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

4.5.3

Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.6

Landlord's Records.   Upon Tenant's written request given not more than one

hundred eighty (180) days after Tenant's receipt of a Statement for a particular Expense Year, and provided that no Event of Default is then occurring, Landlord shall furnish Tenant with such reasonable supporting documentation pertaining to the calculation of the Excess set forth in the

Statement as Tenant may reasonably request.

Landlord shall provide said documentation

pertaining to the relevant Excess to Tenant within sixty (60) days after Tenant's written request therefor. Within one hundred eighty (180) days after receipt of a Statement by Tenant (the "Audit Period"), if Tenant disputes the amount of the Excess set forth in the Statement, an independent certified public accountant (which accountant (A) is a member of a nationally or regionally recognized certified public accounting firm which has previous experience in auditing financial operating records of landlords of office buildings, (B) shall not already be providing primary accounting and/or lease administration services to Tenant and shall not have provided primary accounting and/or lease administration services to Tenant in the past three (3) years, (C) is not working on a contingency fee basis [i.e., Tenant must be billed based on the actual time and materials that are incurred by the certified public accounting firm in the performance of the audit], and (D) shall not currently or in the future be providing accounting and/or lease administration services to another tenant in the Building and/or the Project in connection with a review or audit by such other tenant of similar expense records), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, audit Landlord's records with respect to the Excess set forth in the Statement at Landlord's corporate offices, provided that (i) no Event of Default is then occurring under this Lease, (ii) Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, and (iii) a copy of the audit agreement between Tenant and its particular certified public accounting firm has been delivered to Landlord prior to the commencement of the audit. In connection with such audit, Tenant and Tenant's certified public accounting firm must agree in advance to follow Landlord's reasonable rules and procedures regarding an audit of the aforementioned Landlord records, and shall execute a commercially reasonable confidentiality agreement regarding such audit.

Any audit report

prepared by Tenant's certified public accounting firm shall be delivered concurrently to Landlord and Tenant within the Audit Period. Tenant's failure to audit the amount of the Excess set forth in any Statement within the Audit Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to audit the amounts set forth in such Statement. If after such audit, Tenant still disputes such Excess, an audit to determine the proper amount shall be made, at Tenant's expense, by an independent certified public accountant (the "Accountant") selected by Landlord and subject to Tenant's reasonable approval; provided that if such audit by the Accountant proves that the Direct Expenses in the subject Expense Year were overstated by more than five percent (5%), then the cost of the Accountant and the cost of such audit shall be paid for by Landlord. Tenant hereby acknowledges that Tenant's sole right to audit Landlord's records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this Section 4.6, and Tenant hereby waives any and all other rights pursuant to applicable law to audit such records and/or to contest the amount of Direct Expenses payable by Tenant.

ARTICLE 5

USE OF PREMISES

5.1

Permitted Use. Tenant may use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used by any persons under its control for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole and absolute discretion.

5.2

Prohibited Uses.The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the

United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) communications firms such as radio and/or television stations.

Tenant further covenants and agrees that it shall not use,

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

or suffer or permit any person or persons under its control to use, the Premises or any part thereof for any use or purpose contrary to the rules and regulations promulgated by Landlord from time to time ("Rules and Regulations"), the current set of which (as of the date of this Lease) is attached to this Lease as Exhibit D; or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project, including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect; provided, however, Landlord shall not enforce, change or modify the Rules and Regulations in a discriminatory manner and Landlord agrees that the Rules and Regulations shall not be unreasonably modified or enforced in a manner which will (x) unreasonably interfere with the normal and customary conduct of Tenant's business or Tenant rights of access, or (y) or otherwise decrease Tenant’s rights, or increase Tenant’s obligations hereunder (other than on a de minimis basis). Tenant shall not do or permit any person or persons under its control to do anything in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

5.3

Density. Tenant's use shall not result in an occupancy density for the Premises which is greater than eight (8) persons per each one thousand (1,000) rentable square foot of the

Premises (or such lesser density as is permitted by Applicable Laws). Landlord makes no representation or warranty that the Base Building, the Common Areas or the Premises will accommodate any particular density or that any particular density is permitted by Applicable Law or zoning requirements. Furthermore, Landlord shall not be obligated to make any changes to the Base Building or Common Areas to accommodate Tenant's occupancy density.

5.4

CC&Rs.

Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Project. Additionally, Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions (the "CC&Rs") which Landlord, in Landlord's discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such CC&Rs; provided, however, the CC&Rs shall not (i) adversely affect Tenant's rights under this Lease, (ii) adversely affect Tenant's use of the Premises for the Permitted Use, or (iii) increase Tenant's monetary obligations under this Lease, in more than a de minimis manner. Landlord shall have the right to require Tenant to execute and acknowledge, within fifteen (15) business days of a request by Landlord, a "Recognition of Covenants, Conditions, and Restriction," in a form substantially similar to that attached hereto as Exhibit F, agreeing to and acknowledging the CC&Rs.

ARTICLE 6

SERVICES AND UTILITIES

6.1

Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

6.1.1

HVAC. Subject to reasonable changes implemented by Landlord and all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating,

ventilation and air conditioning ("HVAC") when necessary for normal comfort for the Permitted Use in the Premises. Tenant shall operate the HVAC in a first-class manner materially consistent with the guidelines and specifications for such HVAC; provided, that, there will be no restriction on the hours of operation of such HVAC.

6.1.2

Electricity.

Landlord shall provide adequate electrical wiring and

facilities for connection to Tenant's lighting fixtures and incidental use equipment, provided that the connected electrical load of the incidental use equipment does not exceed the capacity of the electrical service.

6.1.3

Lighting. As part of Operating Expenses, Landlord shall replace lamps,

starters and ballasts for Building standard lighting fixtures within the Premises. In addition, Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

6.1.4

Water. Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas.

6.1.5

Janitorial.Landlord shall provide janitorial services to the Premises,

except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other Comparable Buildings.

6.1.6

Elevators. Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, and shall have at least one elevator available at all other times.

Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

6.2

Overstandard Tenant Use.   Tenant's use of electricity shall never exceed the

capacity of the feeders to the Project or the risers or wiring installation.

6.3   Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except as otherwise provided in Section 6.4 below. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

6.4

Abatement Event.

If (i) Landlord fails to provide any services required of

Landlord under Section 6.1 above or perform any of Landlord's Repair Obligations required under

Article 7 below, (ii) such failure causes all or a material portion of the Premises to be untenantable and unusable by Tenant and Tenant actually ceases to use all or such material portion of the Premises, (iii) such failure is the result of the negligence or willful misconduct of Landlord and is reasonably within Landlord's ability to cure, and (iv) such failure is not the result of the acts and/or omissions of Tenant and/or other Tenant Parties (as defined herein), then in order to be entitled to receive the benefits of this Section 6.5, Tenant must give Landlord notice (the "Initial Abatement Notice"), specifying such failure to perform by Landlord (the "Abatement Event"). If Landlord has not commenced to cure such Abatement Event within five (5) business days after the receipt of the Initial Abatement Notice and is not otherwise excused from such performance by this Lease, then prior to any abatement, Tenant must deliver an additional notice to Landlord (the "Additional Abatement Notice"), specifying such Abatement Event and Tenant's intention to abate the payment of Rent under this Lease. If Landlord does not commence to cure such Abatement Event within five (5) business days of receipt of the Additional Abatement Notice and thereafter diligently pursue the cure to completion, Tenant may, upon written notice to Landlord, immediately abate Base Rent and Tenant's Share of Direct Expenses payable under this Lease for that portion of the Premises rendered untenantable and not actually used by Tenant, for the period beginning on the date five (5) business days after the Initial Abatement Notice to the earlier of the date Landlord cures such Abatement Event or the date Tenant recommences the use of such portion of the Premises. If Tenant fails to immediately provide the Additional Abatement Notice and commence applying any abatement of Base Rent and Tenant's Share of Direct Expenses payable under this Lease for that portion of the Premises rendered untenantable and not actually used by Tenant, then Tenant's right to abate Base Rent and Tenant's Share of Direct Expenses shall be of no further force or effect with respect to the applicable Abatement Event. Such right to abate Rent shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event. Except as provided in this Section 6.5, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

ARTICLE 7

REPAIRS

7.1Tenant's Repair and Maintenance Obligations.

Subject to Landlord’s

obligations in Section 7.2 below,  Tenant shall, at Tenant's own expense, maintain in good condition and operating order (consistent with the condition and operating order existing on the applicable Possession Date) throughout the Lease Term the following (collectively, "Tenant's Repair Obligations"): (i) the Premises, including all improvements, fixtures, equipment, interior window coverings, and furnishings therein, (ii) all furniture, business and trade fixtures, equipment, free-standing cabinet work, movable partitions, Water Sensors, servers, telephones, Lines, merchandise and all other items of Tenant's property located in the Premises (collectively, "Tenant's Property"), (iii) any property or equipment installed by Tenant at the Project, and located outside of the Premises ("Tenant's Off-Premises Property"), and (iv) all areas, improvements and systems exclusively serving the Premises, including any communications or computer wires and cables (collectively, the "Lines") and applicable branch lines of the plumbing, electrical and other Building Systems. Notwithstanding the foregoing, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvements necessitated by the negligence or willful misconduct of Landlord or which constitute Landlord Repair Obligations.

7.2

Landlord's Repair and Maintenance Obligations. Landlord shall maintain in good condition and operating order and keep in good repair and condition throughout the Lease

Term the following (collectively, "Landlord's Repair Obligations"): (i) the structural portions of the Building, including the foundation, floor/ceiling slabs, roof structure, roof membrane, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, stairwells, elevator cab, Building mechanical, electrical and telephone closets (collectively, "Building Structure"), (ii) the mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems, excluding specialty systems installed by Tenant (collectively, the "Building Systems") and (iii) the Common Areas, which shall include restrooms located on multi-tenant floors of the Building. In addition to the foregoing, Landlord shall perform and construct any repair, maintenance or improvements (a) necessitated by the acts or omissions of Landlord or any other occupant of the Project, or their respective agents, employees or contractors, which is not covered by Tenant’s insurance required to be carried under this Lease (provided that Landlord shall be responsible for any deductible), (b) until the Possession Date of the Entire Premises, to any portion of the Building outside of the demising walls of the Premises, and (c) to the Outside Areas, provided, that Tenant shall pay for its share of the repairs to the extent such costs are properly included in Direct Expenses. The "Base Building" shall mean the Building Structure and the Building Systems. In the event that the Premises has an "open ceiling plan", then Landlord and third parties leasing or otherwise using/managing or servicing space on the floor immediately above the Premises shall have the right to install, maintain, repair and replace mechanical, electrical and plumbing fixtures, devices, piping, ductwork and all other improvements through the floor above the Premises (which may penetrate through the ceiling of the Premises and be visible within the Premises during the course of construction and upon completion thereof), as Landlord may determine in Landlord's sole and absolute discretion and with no approval rights being afforded to Tenant with respect thereto. Notwithstanding Tenant's occupancy of the Premises during the performance of any of Landlord's Repair Obligations, the performance of Landlord's Repair Obligations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall perform Landlord’s Repair Obligations in a manner designed to minimize interference with Tenant’s use of the Premises. Tenant shall promptly and diligently cooperate with Landlord and any of the third parties performing Landlord's Repair Obligations in the Premises in order to facilitate the performance of such work in an efficient and timely manner. Landlord's entry into the Premises to perform any repairs or maintenance hereunder shall be subject to Article 27 below. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

7.3

Tenant's Right to Make Repairs. Notwithstanding any of the TCCs set forth in this Lease to the contrary, once Tenant is in occupancy of the Entire Premises only (i.e., at such time as Tenant is the only tenant or occupant of the Building) if Tenant provides notice (or oral notice in the event of an Emergency, as that term is defined, below) to Landlord of an event or circumstance which pursuant to the TCCs of this Lease requires the action of Landlord as a Landlord Repair Obligation, and which event or circumstance materially and adversely affects the

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

conduct of Tenant’s business from the Premises, and Landlord fails to commence corrective action within a reasonable period of time, given the circumstances, after the receipt of such Notice, but in any event not later than thirty (30) days after receipt of such Notice, then Tenant may proceed to take the required action upon delivery of an additional ten (10) days’ Notice to Landlord specifying that Tenant is taking such required action (provided, however, that the initial thirty (30) day Notice and the subsequent ten (10) day Notice shall not be required in the event of an Emergency) and if such action was required under the TCCs of this Lease to be taken by Landlord and was not commenced by Landlord within such ten (10) day period and thereafter diligently pursued to completion, then Tenant shall be entitled to take such action on behalf of Landlord, in which case Tenant shall receive prompt reimbursement by Landlord of Tenant’s reasonable and actual costs and expenses in taking such action, plus interest thereon at the Interest Rate. In the event Tenant takes such action, Tenant shall comply with the terms and conditions with the manner of construction requirements set forth in Section 8.2 below. Promptly following completion of any work undertaken by Tenant pursuant to the TCCs of this Section 7.3, Tenant shall deliver a reasonably detailed invoice of the work completed, the materials used and the costs relating thereto. If Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice from Tenant, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant’s invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord’s reasons for its claim that such action did not have to be taken by Landlord pursuant to the TCCs of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to such deduction from Rent, and Tenant may institute legal proceedings against Landlord to collect the amount set forth in the subject invoice; provided that under no circumstances shall Tenant be allowed to terminate this Lease based upon a such default by Landlord. If Tenant receives a final judgment against Landlord (whether by virtue of Landlord’s failure to appeal or unsuccessful appeal of such judgment), Tenant may offset and deduct the amount of the judgment (including all fees, expenses and reasonable attorneys' fees actually incurred by Tenant in connection with such legal proceedings, to the extent included in such judgment), from the Base Rent next due and owing under this Lease. For purposes of this Article 7, an "Emergency" shall mean an event threatening immediate and material danger to people located in a Building or immediate, material damage to a Building, Building Systems, Building Structure, Improvements, Alterations or Tenant's personal property valued at more than $250,000, or the immediate and material impairment of Tenant’s use of all or a substantial portion of the Premises within the Building.

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1

Landlord's Consent to Alterations. Tenant may not make any improvements,

alterations, additions or changes (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than ten (10) business days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which constitutes an Alteration Design Problem. An "Alteration Design Problem" is defined as, and will be deemed to exist if such Alterations or Improvements may (i) adversely affect the exterior appearance of the Building; (ii) adversely affect the Building Structure or adversely affect the Building Systems; (iii) fail to comply with Applicable Laws and applicable building codes ("Code") or would cause any other portion of the Project to fail to comply with Applicable Laws or Code, (iv) intentionally omitted, (v) vitiate or otherwise negatively affect any warranty, guaranty, or insurance maintained by Landlord,

(vi) materially increase Landlord's repair or maintenance obligations pursuant to this Lease (unless Tenant agrees in writing to pay the costs thereof as a condition to such Alteration), (vii) affect the certificate of occupancy or its legal equivalent for the Project or any portion thereof, or (viii) fail to adhere to Landlord's Building standard requirements for the Project. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days' notice to Landlord ("Cosmetic Alterations Notice"), but without Landlord's prior consent, to the extent that such Alterations do not (a) constitute an Alteration Design Problem, (b) require a building or construction permit, or (c) cost more than $250,000.00 for a particular job of work (the "Cosmetic Alterations"). The Cosmetic Alterations Notice must be accompanied by reasonably adequate evidence that such Cosmetic Alterations meet the criteria set forth above in this Section 8.1 (failing

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

which Tenant shall not be permitted to perform such Alterations without Landlord's prior written consent). The construction of the initial improvements to the Premises shall be governed by the terms of the Work Letter and not the terms of this Article 8.

8.2     Manner of Construction. Landlord may impose, as a condition to Tenant's right to perform any Alterations, such commercially reasonable requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, (i) the requirement that Tenant utilize for such purposes only contractors reasonably approved by Landlord, and (ii) any Lines (including riser cables) installed by Tenant shall be (x) appropriately insulated to prevent excessive electromagnetic fields or radiation, (y) surrounded by a protective conduit reasonably acceptable to Landlord, and (z) identified in accordance with Landlord's Building standard requirements. Tenant shall be solely responsible for acquiring a permit for all Alterations, furnishing of a copy of such permit and approvals to Landlord prior to the commencement of the work, and complying with all conditions of said permit in a prompt and expeditious manner. If such Alterations will involve the use of or disturb Hazardous Materials, Tenant shall notify Landlord prior to performing such Alterations and comply with Landlord's reasonable rules and regulations concerning such Hazardous Materials. Tenant shall construct all Alterations in a good and workmanlike manner, in conformance with any and all Applicable Laws and Landlord's construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord's design parameters and Code compliance issues. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment and despite the implementation of commercially reasonable staging and scheduling efforts, would nevertheless disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Project. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, to the extent required by Applicable Law, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Project is located in accordance with Section 8182 of the Civil Code of the State of California or any successor statute. Tenant shall, promptly following the completion of any Alterations (including any Cosmetic Alterations) and request by Landlord, compile and deliver to Landlord a "close-out package" in such format reasonably designated by Landlord at the commencement of the particular Alteration (e.g., paper and/or electronic files) containing, without limitation, the following items (to the extent reasonably deemed necessary by Landlord for the particular Alterations): (a) as-built drawings and final record CAD drawings, (b) warranties and guarantees from all contractors, subcontractors and material suppliers, (c) all permits, approvals and other documents issued by any governmental agency in connection with the Alterations, (d) an independent air balance report, if required due to the nature of the Alterations, (e) lien releases for all work performed at the Project, and (f) such other information or materials as may be reasonably requested by Landlord.

8.3

Payment for Improvements.

Tenant is responsible for all of the costs of

performing any Alterations. In addition, in connection with all Alterations, Tenant shall pay Landlord an oversight fee equal to five percent (5%) of the cost of the Alterations, and reimburse Landlord for Landlord's reasonable, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such Alterations (including, but not limited to, fees paid to consultants retained by Landlord to review plans and specifications for such Alterations). All Alterations and Improvements (excluding Tenant's Property and Tenant's Off-Premises Property) shall, upon completion of construction, become part of the Premises and the property of Landlord. Except for Alterations which are permanently affixed to the Premises, at any time Tenant may remove Tenant’s Property from the Premises, provided that Tenant repairs all damage caused by such removal. Landlord shall have no lien or other interest in any item of Tenant’s Property.

8.4

Construction Insurance.   In addition to the requirements of Article 10 of this

Lease, in the event that Tenant makes any Alterations, prior to the commencement of such

Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty

(20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility.

Tenant shall remove any such lien or

encumbrance by bond or otherwise within five (5) business days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

10.1

Indemnification and Waiver. Except to the extent arising from the negligence or willful misconduct of Landlord or any Landlord Party or Landlord’s breach of this Lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Except to the extent arising from the negligence or willful misconduct of Landlord or any Landlord Party or Landlord’s breach of this Lease, Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) (collectively, “Losses”) incurred in connection with or arising from: (a) any causes in, on or about the Premises; (b) the use or occupancy of the Premises by Tenant or its Transferees or any person claiming under Tenant; (c) any activity, work, or thing done, or permitted or suffered by Tenant in or about the Premises; (d) any acts, omission, or negligence of Tenant, Transferees or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person, in, on or about the Project (collectively, "Tenant Parties"); (e) any breach, violation, or non-performance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or any such person of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind; or (f) the placement of any personal property or other items within the Project. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees.

Subject to Tenant's

indemnification obligations set forth above and the waiver of subrogation provided below,

Landlord shall indemnify, defend, protect, and hold harmless Tenant from any and all loss, cost, damage, expense, and liability (including, without limitation, court costs and reasonable attorneys' fees) to the extent arising from the gross negligence or willful misconduct of Landlord or the Landlord Parties in, on or about the Project either prior to or during the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of

Tenant.

Further, Tenant's agreement to indemnify Landlord, and Landlord’s agreement to indemnify Tenant pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this

Lease, to the

extent

such

policies

cover

the matters subject to the applicable party’s

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

10.2

Landlord's Fire and Casualty Insurance.Landlord shall carry commercial general liability insurance with respect to the Buildings during the Lease Term, and shall further insure the Buildings during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such insurance shall be written on an "all risks" of physical loss or damage basis for full replacement value of the

Buildings, and shall be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise reasonably acceptable to Tenant and licensed to do business in the State of California. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Buildings or the ground or underlying lessors of the Buildings, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Buildings shall, at a minimum, be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings, and Worker's Compensation and Employer's Liability coverage as required by Applicable Law. Tenant shall, at Tenant's expense, comply with Landlord's insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.3

Tenant's Insurance.Throughout the Lease Term, Tenant shall maintain the following coverages in the following amounts.The required evidence of coverage must be delivered to Landlord on or before the date required under Section 10.4(I) sub-sections (x) and (y), or Section 10.4(II) below (as applicable). Such policies shall be for a term of at least one (1) year, or the length of the remaining term of this Lease, whichever is less.

10.3.1 Commercial General Liability Insurance, including Broad Form contractual liability covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) based upon or arising out of Tenant's operations, occupancy or maintenance of the Project and all areas appurtenant thereto. Such insurance shall be written on an "occurrence" basis. Landlord and any other party the Landlord so specifies that has a material financial interest in the Project, including Landlord's managing agent, ground lessor and/or lender, if any, shall be named as additional insureds as their interests may appear using Insurance Service Organization's form CG2011 or a comparable form approved by Landlord. Tenant shall provide an endorsement or policy excerpt showing that Tenant's coverage is primary and any insurance carried by Landlord shall be excess and non-contributing. The coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations. This policy shall include coverage for all liabilities assumed under this Lease as an insured contract for the performance of all of Tenant's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder. Limits of liability insurance shall not be less than the following; provided, however, such limits may be achieved through the use of an Umbrella/Excess Policy:

Bodily Injury and Property Damage Liability

$5,000,000 each occurrence

$3,000,000 each occurrence

Personal Injury and Advertising Liability

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Tenant Legal Liability/Damage to Rented Premises Liability

$5,000,000

10.3.2 Property Insurance covering (i) all office furniture, personal property, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's business personal property on the Premises installed by, for, or at the expense of Tenant, (ii) the Improvements, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "Original Improvements"), and (iii) all Alterations performed in the Premises. Such insurance shall be written on a Special Form basis, for the full replacement cost value (subject to reasonable deductible amounts), without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for (a) all perils included in the CP 10 30 04 02 Coverage Special Form, and (b) water damage from any cause whatsoever, including, but not limited to, sprinkler leakage, bursting, leaking or stoppage of any pipes, explosion, and backup or overflow from sewers or drains.

10.3.2.1 Increase in Project's Property Insurance. Tenant shall pay for any increase in the premiums for the property insurance of the Project if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.

10.3.2.2 Property Damage.

If this Lease is terminated following a

Casualty, Tenant shall assign to Landlord the proceeds from any such property insurance for the replacement of the Improvements, and Original Improvements.

10.3.2.3 No Representation of Adequate Coverage. Landlord makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Tenant's property, business operations or obligations under this Lease.

10.3.2.4 Property Insurance Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by insurance carriers to the extent above provided (and, in the case of Tenant, by an insurance carrier satisfying the requirements of Section 10.4(i) below), and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. Notwithstanding anything to the contrary herein, the parties each hereby waive and release all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers. Landlord and Tenant hereby represent and warrant that their  respective "all  risk" property  insurance policies include  a waiver  of

(i) subrogation by the insurers, and (ii) all rights based upon an assignment from its insured, against Landlord and/or any of the Landlord Parties or Tenant and/or any of the Tenant Parties (as the case may be) in connection with any property loss risk thereby insured against. All of Landlord’s and Tenant’s repair and indemnity obligations under this Lease shall be subject to the waiver and release contained in this paragraph. Tenant will cause all subtenants and licensees of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this Section 10.3.2.4 and to obtain such waiver of subrogation rights endorsements, provided that Landlord agrees to provide such wavier to such subtenants and licensees. If either party hereto fails to maintain the waivers set forth in items (i) and (ii) above, the party not maintaining the requisite waivers shall indemnify, defend, protect, and hold harmless the other party for, from and against any and all claims, losses, costs, damages, expenses and liabilities (including, without limitation, court costs and reasonable attorneys' fees) arising out of, resulting from, or relating to, such failure.

10.3.3   Business Income Interruption in an amount not less than one (1) year of

Base Rent.

10.3.4 Worker's Compensation or other similar insurance pursuant to all applicable state and local statutes and regulations, and Employer's Liability with minimum limits of not less than $1,000,000 each accident/employee/disease.

10.3.5 Commercial Automobile Liability Insurance covering all Owned (if any), Hired, or Non-owned vehicles with limits not less than $1,000,000 combined single limit for bodily injury and property damage.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

10.4

Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) be issued by an insurance company having an AM Best rating of not less than A-VII (or to the extent AM Best ratings are no longer available, then a similar rating from another comparable rating agency), or which is otherwise acceptable to Landlord and licensed to do business in the State of California, (ii) be in form and content reasonably acceptable to Landlord and complying with the requirements of Section 10.3 (including, Sections 10.3.1 through 10.3.5), and (iii) Tenant shall not do or permit to be done anything which invalidates the required insurance policies. Tenant shall not cause said insurance to be canceled unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord (unless such cancellation is the result of non-payment of premiums, in which case note less than five (5) days' notice shall be provided). Tenant shall deliver said policy or policies or certificates thereof and applicable endorsements which meet the requirements of this Article 10 to Landlord on or before (I) the earlier to occur of: (x) the Lease Commencement Date, and (y) the date Tenant and/or its employees, contractors and/or agents first enter the Premises for occupancy, construction of improvements, alterations, or any other move-in activities, and (II) five (5) business days after the renewal of such policies. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates and applicable endorsements, Landlord may, at its option, after written notice to Tenant and Tenant's failure to obtain such insurance within five (5) days thereafter, procure such policies for the account of Tenant and the sole benefit of Landlord, and the cost thereof shall be paid to Landlord within ten (10) business days after delivery to Tenant of bills therefor.

10.5

Intentionally Omitted.

10.6

Third-Party Contractors.   Tenant shall obtain and deliver to Landlord, Third

Party Contractor's certificates of insurance and applicable endorsements at least seven (7) business days prior to the commencement of work in or about the Premises by any vendor or any other

third-party contractor (collectively, a "Third Party Contractor").   All such insurance shall

(a) name Landlord as an additional insured under such party's liability policies as required by Section 10.3.1 above and this Section 10.6, (b) provide a waiver of subrogation in favor of Landlord under such Third Party Contractor's commercial general liability insurance, (c) be primary and any insurance carried by Landlord shall be excess and non-contributing, and (d) comply with Landlord's minimum insurance requirements to the extent appropriate and reasonable for the scope of services being provided by such Third Party Contractor.

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1

Repair of Damage to Premises by Landlord.If the Base Building or any

Common Areas serving or providing access to the Premises shall be damaged by a fire or any other casualty (collectively, a "Casualty"), Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the Casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project, which are consistent with the character of the Project, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Tenant shall promptly notify Landlord upon the occurrence of any damage to the Premises resulting from a Casualty, and Tenant shall promptly inform its insurance carrier of any such damage. If this Lease is not terminated as a result of such Casualty, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Improvements and the Original Improvements installed in the Premises and shall return such Improvements and the Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. In connection with such repairs and replacements, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such Casualty shall have damaged all or any portion of the Premises or Common Areas necessary to Tenant's occupancy, and such portion of the Premises is not occupied by Tenant for the purposes such portion of the Premises was used for prior to such Casualty as a result thereof, then during the time and to the extent the Premises is unfit for occupancy for such prior use, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Premises which is unfit for occupancy for such prior use bears to the total rentable square feet of the Premises. Notwithstanding any contrary provision of this Article 11, the parties hereby agree as follows:

(a) the closure of the Project, the Building, the Common Areas, or any part thereof to protect public health shall not constitute a Casualty for purposes of this Lease, (b) Casualty covered by this Article 11 shall require that the physical or structural integrity of the Premises, the Project, the Building, or the Common Areas is degraded as a direct result of such occurrence, and (c) a Casualty under this Article 11 shall not be deemed to occur merely because Tenant is unable to productively use the Premises in the event that the physical and structural integrity of the Premises is undamaged.

11.2

Landlord's Option to Repair. Notwithstanding the terms of Section 11.1 of this

Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or

Project shall be damaged by Casualty, whether or not the Premises is affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs to the Building cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums);

(ii) at least $500,000.00, calculated on an inflation adjusted basis, of the cost of repair of the damage is not covered by Landlord's insurance policies (unless Tenant agrees in writing to cover the shortfall in excess of such amount); or (iii) the damage occurs during the last twelve (12) months of the Lease Term; provided, however, that if the Premises and/or access thereto are materially damaged by Casualty, and Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and either the repairs cannot, in the reasonable opinion of Landlord, be completed within two hundred seventy (270) days after the damage occurs or the damage occurs during the last twelve (12) months of the Lease Term, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty

(60) days after the date such notice is given by Tenant. Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs are not actually completed within sixty (60) days of the date that Landlord originally estimated for completion in "Landlord's Repair Estimate Notice" (as that term is defined hereinbelow), then Tenant shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than ten (10) business days following the end of each such month. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending fifteen (15) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within fifteen

(15) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such fifteen-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such fifteen-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days ("Landlord's Repair Estimate Notice"). Notwithstanding the provisions of this Section 11.2, Tenant shall have the right to terminate this Lease under this Section 11.2 only if each of the following conditions is satisfied: (a) the damage to the Project by Casualty was not caused by the gross negligence or

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

intentional act of Tenant or its partners or subpartners and their respective officers, agents, servants, employees, and independent contractors; (b) Tenant is not then in default under this Lease (beyond the applicable notice and cure periods); and (c) as a result of the damage, Tenant cannot and does not occupy or use at least seventy-five percent (75%) of the Premises which was used for laboratory purposes prior to such Casualty. In the event this Lease is terminated in accordance with the terms of this Section 11.2, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under items (ii) and (iii) of Section 10.3.2 of this Lease with respect to the Original Improvements.

11.3

Waiver of Statutory Provisions.   The provisions of this Lease, including this

Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

ARTICLE 13

CONDEMNATION

If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

Notwithstanding any contrary provision of this Lease, the following governmental actions (whether through regulatory action, ordinance, or otherwise) shall not constitute a taking or condemnation, either permanent or temporary: (i) an action that requires

Tenant's business to close during the Lease Term, (ii) an action that limits or temporarily prohibits access to or use of the Building or the Premises, and (iii) an action taken for the purpose of protecting public safety (e.g., to protect against acts of war, the spread of communicable diseases, or an infestation), and no such governmental actions shall entitle Tenant to any compensation from Landlord or any authority, or Rent abatement or any other remedy under this Lease.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1

Transfers. Tenant shall not, without the prior written consent of Landlord, assign,

mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer,

this Lease or any interest hereunder, sublet the Premises or any part thereof, or enter into any license or concession agreements for the occupancy of the Premises or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person or entity to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord's standard consent to Transfer documents in connection with the documentation of any consent to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space. Any Transfer made without Landlord's prior written consent (to the extent required hereunder) shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, within thirty (30) days after written request by Landlord, provided, however, the foregoing fees shall not exceed Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) for a Transfer in the ordinary course of business.

14.2

Landlord's Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3   The Transferee is either a governmental agency or instrumentality thereof;

14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

14.2.5 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

14.2.6 The terms of the proposed Transfer will allow the Transferee (other than a Permitted Transferee Assignee) to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant; or

14.2.7 Provided that Landlord has then-available space in the Project reasonably capable of satisfying the proposed Transferee's requirements, either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, or (ii) is actively negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the six (6)-month period immediately preceding the Transfer Notice.

If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six (6)-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suite for contract damages, or declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any successor statute, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

14.3

Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with and attributable to the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent or other economic concessions reasonably provided to the Transferee, (iii) any brokerage commissions in connection with the Transfer, (iv) any attorneys’ fees incurred by Tenant in connection with the Transfer, (vi) any lease takeover costs incurred by Tenant in connection with the Transfer, (vii) any costs of advertising the space which is the subject of the Transfer, (viii) any review and processing fees paid to Landlord in connection with such Transfer, and (ix) the amortization of the fair market value of any furniture which is included as part of the Transfer. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

14.4

Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer of a full floor (or more)

of the Premises for a period in excess of seventy-five percent (75%) of the then-remaining Lease Term, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to Transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

14.5

Effect of Transfer. If Landlord consents to a Transfer, (i) the TCCs of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space.

14.6

Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease (beyond the applicable notice and cure periods), Landlord is hereby irrevocably authorized to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

14.7

Deemed Consent Transfers. Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of

Tenant (an entity which is controlled by, controls, or is under common control with, Tenant as of the date of this Lease), (B) a sale of corporate shares of capital stock in Tenant in connection with a public offering of Tenant's stock on a nationally-recognized stock exchange, (C) an assignment of the Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, or

(D) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, shall not be deemed a Transfer requiring Landlord's consent under this Article 14 (any such assignee or sublessee described in items (A)

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

through (D) of this Section 14.8 hereinafter referred to as a "Permitted Transferee"), provided that (i) Tenant notifies Landlord in writing of a transfer to a Permitted Transferee (which written notification shall be given not less than ten (10) business prior to the effective date of any such assignment or sublease, if reasonably practicable and not a breach of any existing confidentiality agreement, but in any event within five (5) days after the effective date of such assignment or sublease) and promptly supplies Landlord with a summary description of such transfer to a Permitted Transferee or summary information reasonably requested by Landlord regarding such transfer or Permitted Transferee with respect to the requirements set forth in clauses (iii) and (iv) below, (ii) Tenant is not in default under this Lease, and such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iii) such Permitted Transferee shall be of a character and reputation consistent with the quality of the Building, (iv) such Permitted Transferee shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles ("Net Worth") at least equal to the Net Worth of Original Tenant immediately prior to such transaction, (v) no assignment or sublease relating to this Lease, whether with or without Landlord's consent, shall relieve Tenant from any liability under this Lease, and (vi) the liability of such Permitted Transferee under either an assignment or sublease shall be joint and several with Tenant. An assignee of Tenant's entire interest in this Lease who qualifies as a Permitted Transferee may also be referred to herein as a "Permitted Transferee Assignee." "Control," as used in this Section 14.8, shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of more than fifty percent (50%) of the voting interest in, any person or entity

14.8

Change of Control.For purposes of this Section 14.8, the term "Change of

Control" shall mean the following: (i) if Tenant is a partnership, limited liability company, or other non-corporate entity, the withdrawal or change, voluntary, involuntary or by operation of law, of more than fifty percent (50%) of the partners, members, or owners, or transfer of more than fifty percent (50%) of partnership, membership, or ownership interests, within a twelve (12)-month period, or the dissolution of the partnership or other entity without immediate reconstitution thereof, and (ii) if Tenant is a corporation that is not listed on a nationally recognized stock exchange, (A) the dissolution, merger, consolidation or other reorganization of Tenant in which Tenant is not the surviving entity or (B) the sale or other transfer of an aggregate of more than fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death and excluding any sale or transfer of shares in connection with an equity financing, including, without limitation, an initial public offering, de-SPAC or PIPE), within a twelve (12)- month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of more than fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12)-month period. Tenant must notify Landlord in writing of a Change of Control, which written notification shall be given not less than ten (10) business prior to the effective date of such Change of Control, if reasonably practicable and not a breach of any existing confidentiality agreement, but in any event within five (5) days after the effective date of such Change of Control (and Tenant shall provide Landlord with such information with respect to the Change of Control as may be reasonably requested by Landlord). Landlord's consent shall not be required for a Change of Control unless the Net Worth of Tenant following the Change of Control is not at least equal to the greater of (1) the Net Worth of Original Tenant on the Effective Date, and (2) the Net Worth of Tenant on the day immediately preceding the effective date of the Change of Control. In no event shall Tenant be relieved from any liability under this Lease as a result of a Change of Control.

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES

15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

15.2

Removal Requirements. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, excepting (w) reasonable wear and tear, (x) casualty and condemnation (subject to the repair, restoration and/or insurance proceed obligations relating thereto under this Lease), (y) Hazardous Materials for which Tenant is not responsible hereunder, and (z) repairs which are not the responsibility of Tenant hereunder. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises the following, and repair all damage to the Premises and Building resulting from such removal, and at Landlord's option, restore any affected areas to a Building standard condition: (i) all debris and rubbish, (ii) Tenant's Property and Tenant's Off-Premises Property, and (iii) all Mandatory Removal Items and any Specialty Improvements required to be removed as described further below. With respect to any of Tenant's Property, Tenant's Off- Premises Property, Alterations, or Improvements that Tenant is not required to remove pursuant to this Lease, Tenant shall leave the same in good working order and condition, deliver to Landlord all necessary user information such that the same may be used by a future occupant of the Premises (e.g., any Water Sensors that remain shall be unblocked and ready for use by a third-party). If Tenant fails to perform the foregoing removal, repair and restoration obligations, then at Landlord's option, either (i) Tenant shall be deemed to be holding over in the Premises and Rent shall continue to accrue in accordance with the terms of Article 16 below, until such work shall be completed, and/or (ii) Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from and against any Losses relating to the installation, placement, removal or financing of any such Alterations, Improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

15.2.1   Mandatory Removal.

"Mandatory Removal Items" means: (i) any

Alterations or Improvements located outside of the Premises, (ii) all Lines, (iii) any other items, improvements or fixtures which Tenant is expressly required to remove pursuant to the terms of this Lease, (iv) any Alterations or Improvements or signage incorporating Tenant's name or logo,

(v) any Alterations or Improvements not complying with Applicable Laws, and (vi) any Specialty Improvements.

15.2.2 Specialty Improvements.   "Specialty Improvements" means (i) safes and vaults, (ii) decorative water features; (iii) specialized flooring, including raised flooring;

(iv) conveyors and dumbwaiters; (v) any Alterations or Improvements which (1) perforate a floor slab in the Premises or a wall that encloses/encapsulates the Building Structure, (2) involve material plumbing connections (such as kitchens and executive bathrooms outside of the Building core), or (3) require changes to the Base Building. If, in connection with Tenant's request for Landlord's approval of any Alterations or Improvements (or Cosmetics Alterations Notice), Tenant requests Landlord's decision with regard to the removal of such any Specialty Improvements, and

(y) Landlord thereafter agrees in writing to waive the removal requirement with regard to such Specialty Improvements, then Tenant shall not be required to so remove such Specialty Improvements. Landlord hereby agrees that the Improvements shown on Schedule 2 attached to the Work letter shall not be deemed to be Specialty Improvements and the Improvements shall not be subject to removal or restoration.

15.3

Disposal Rights. Without limiting any other rights or remedies of Landlord, any of Tenant's Property or Tenant's Off-Premises Property not removed by Tenant upon the expiration of this Lease, or within forty-eight (48) hours after any early termination of this Lease, shall be considered abandoned and Landlord may, at its sole election (and regardless of the value of such property), (i) elect to take ownership of any or all of such property (in which event, subject to the rights of any third parties who have an ownership or security interest in any such property, Landlord may use, sell, or dispose of such property in Landlord's sole discretion), or (ii) store any or all of such property in a public warehouse or elsewhere (including at Landlord's property) for the account, and at the expense and risk, of Tenant. If Landlord elects to store Tenant's Property or Tenant's Off-Premises Property, then Tenant shall pay the cost of storing the same to Landlord (based on the actual costs and expenses incurred by Landlord in connection therewith, plus a 10% administrative fee, or if the property is being stored at property owned or controlled by Landlord or its affiliates, based on the then fair market rental value of the applicable space, in all cases as

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

reasonably determined by Landlord). If Landlord elects to store any such personal property in accordance with item (ii) above, then Landlord may thereafter elect to take ownership of such property pursuant to item (i) above at any time prior to Tenant recovering possession of the subject property. The TCCs of this Section 15.3 have been specifically bargained for, and, to the maximum extent permitted by law, Tenant expressly waives the right to receive any notices under California Civil Code Section 1993 et seq., or any other statutory procedures with respect to abandoned personal property.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term with the express written consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate of one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. If Tenant holds over after the expiration of the Lease Term without the express written consent of Landlord, such tenancy shall be a tenancy at sufferance, and shall not constitute a renewal hereof or an extension for any further term, and in such case daily damages in any action to recover possession of the Premises shall be calculated at a daily rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease (calculated on a per diem basis). Notwithstanding the foregoing, Tenant shall have the one-time right, upon notice (the "Holdover Notice") to Landlord not less than six (6) months prior to the expiration of the Lease Term, to extend the Lease Term for a period of up to three (3) months (which period shall be set forth in the Holdover Notice) (the "Permitted Holdover Term"), in which case the Base Rent payable by Tenant during such Permitted Holdover Term shall equal (a) one hundred twenty-five (125%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease for the first month of any such Permitted Holdover Term, and (b) one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease for the second and/or third months of any such Permitted Holdover Term. Except with respect to the Permitted Holdover Term, nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to vacate and deliver possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant holds over without Landlord's express written consent, and tenders payment of rent for any period beyond the expiration of the Lease Term by way of check (whether directly to Landlord, its agents, or to a lock box) or wire transfer, Tenant acknowledges and agrees that the cashing of such check or acceptance of such wire shall be considered inadvertent and not be construed as creating a month-to-month tenancy, provided Landlord refunds such payment to Tenant promptly upon learning that such check has been cashed or wire transfer received. Tenant acknowledges that any holding over without Landlord’s express written consent may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to vacate and deliver the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from and against all claims made by any succeeding tenant founded upon such failure to vacate and deliver, and any losses suffered by Landlord, including lost profits, resulting from such failure to vacate and deliver. Tenant agrees that any proceedings necessary to recover possession of the Premises, whether before or after expiration of the Lease Term, shall be considered an action to enforce the terms of this Lease for purposes of the awarding of any attorney’s fees in connection therewith.

ARTICLE 17

ESTOPPEL CERTIFICATES

Within ten (10) days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be reasonably required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term (but not more than once in any calendar year unless in connection with the sale or proposed sale, or the financing/refinancing, of the Project or any portion thereof), Landlord may require Tenant to provide Landlord with its most recent quarterly financial statements and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Notwithstanding the foregoing, in the event that (i) stock in the entity which constitutes Tenant under this Lease (as opposed to an entity that controls Tenant or is otherwise an affiliate of Tenant) is publicly traded on NASDAQ or a national stock exchange, and (ii) Tenant has its own, separate and distinct 10K and 10Q filing requirements (as opposed joint or cumulative filings with an entity that controls Tenant or with entities which are otherwise affiliates of Tenant), then Tenant's obligation to provide Landlord with a copy of its most recent current financial statement shall be deemed satisfied.

ARTICLE 18

SUBORDINATION

As of the date of this Lease, there are no ground or underlying leases, nor any mortgage, trust deed or other like encumbrances in force against the Building or Project. This Lease shall be subject and subordinate to all future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases (collectively, the "Superior Holders"), require in writing that this Lease be superior thereto; provided, however, that in consideration of and a condition precedent to Tenant’s agreement to subordinate this Lease to any future mortgage, trust deed or other encumbrances, shall be the receipt by Tenant of a commercially reasonable subordination non-disturbance and attornment agreement in the standard form (the “SNDA”) provided by such Superior Holders (provided that the same does not materially increase Tenant’s obligations under the Lease or materially diminish Landlord’s obligations as the same appear in the Lease), which requires such Superior Holder to accept this Lease, and not to disturb Tenant’s possession, so long as an event of default has not occurred and be continuing beyond the applicable notice and cure period. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the TCCs of this Lease to be observed and performed by Tenant, subject to applicable notice and cure periods. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within five (5) business days of request by Landlord, execute such further commercially reasonable instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

ARTICLE 19

EVENTS OF DEFAULT; REMEDIES

19.1

Events of Default. In addition to any other Events of Default specified elsewhere in this Lease, the occurrence of any of the following shall constitute an "Event of Default" by Tenant:

19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) business days following the date due; or

19.1.2 To the extent permitted by Applicable Laws, (i) Tenant or any guarantor of this Lease being placed into receivership or conservatorship, or becoming subject to similar proceedings under Federal or State law, or (ii) a general assignment by Tenant or any guarantor of this Lease for the benefit of creditors, or (iii) the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or (iv) the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of such a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or (v) the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within sixty (60) days, or (vi) any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within sixty (60) days; or

19.1.3 Abandonment (as defined by Applicable Law) of all or a substantial portion of the Premises by Tenant; or

19.1.4 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease or any provision of the Work Letter where, in each instance, such failure continues for more than three (3) days after notice from Landlord; or

19.1.5 Tenant's failure to occupy the applicable Phase of the Premises within one hundred twenty (120) days after the Lease Commencement Date for the applicable Phase.

19.1.6 Except where a specific time period for Tenant's performance is otherwise expressly set forth in this Lease, in which event the failure to perform by Tenant within such time period shall be an Event of Default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period (or, as applicable, within the specific time period for Tenant's performance otherwise expressly set forth in this Lease), no Event of Default shall be deemed to have occurred under this Section 19.1.2 if Tenant diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default.

Any notices to be provided by Landlord under this Section 19.1 shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the Code of Civil Procedure, and may be served on Tenant in the manner allowed for service of notices under this Lease.

19.2

Remedies Upon Event of Default. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies (including, without limitation, during any eviction moratorium, to the extent not prohibited by Applicable Law), each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof in accordance with Applicable Law, without being

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

liable for prosecution or for any claim for damages therefor; and Landlord may recover from Tenant the following:

(a)

The worth at the time of award of any unpaid rent which has

been earned at the time of such termination; plus

(b)

The worth at the time of award of the amount by which the

unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(c)

The worth at the time of award of the amount by which the

unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(d)

Any other amount necessary to compensate Landlord for all

the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, in each case to the extent allocable to the remaining Lease Term, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(e)

At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(a) and (b), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate. As used in Section 19.2.1(c), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

19.3

Subleases of Tenant. If Landlord elects to terminate this Lease on account of any

Event of Default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.4

Form of Payment After Default. Following the occurrence of an Event of Default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by

Tenant to Landlord hereunder, whether to cure the Event of Default in question or otherwise, be paid in the form of cash, money order, cashier's or acceptable to Landlord, or by other means approved practice of accepting payments in any different form.

certified check drawn on an institution by Landlord, notwithstanding any prior

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

19.5

Efforts to Relet.No re-entry or repossession permitted by Applicable Law,

repairs, maintenance, changes, alterations and additions, reletting following the expiration or earlier termination of this Lease, appointment of a receiver to protect Landlord's interests hereunder, or any other similar action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant.

19.6

Landlord Default.Notwithstanding anything to the contrary set forth in this

Lease, Landlord shall be in default under this Lease only if Landlord fails to perform any of its obligations hereunder following the Lease Commencement Date and such failure continues for thirty (30) days after Tenant delivers to Landlord written notice specifying such failure; however, if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30-day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor. Except where the provisions of this Lease grant Tenant an express, exclusive remedy, or expressly deny Tenant a remedy, Tenant's exclusive remedy for Landlord's default under this Lease shall be limited to Tenant's actual direct, but not consequential, damages caused by such default; in each case, Landlord's liability or obligations with respect to any such remedy shall be limited as provided in Section 29.13 below. All obligations of Landlord under this Lease shall be construed as covenants, not conditions. Tenant hereby waives the benefit of any laws granting it the right to perform Landlord's obligations or the right to terminate this Lease or withhold Rent on account of any Landlord default. Without limiting the generality of the foregoing, Tenant hereby waives and agrees not to pursue or claim any excuse or offset to Tenant's obligations under this Lease based on the doctrines of impossibility, impracticality, frustration of contract, frustration of purpose, or other similar legal principals.

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other TCCs, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the TCCs, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

LETTER OF CREDIT

21.1

Delivery of Letter of Credit. Tenant shall deliver to Landlord, concurrently with

Tenant's execution of this Lease, an unconditional, clean, irrevocable letter of credit (the "L-C") in the amount set forth in Section 21.3 below (the "L-C Amount"), which L-C shall be issued by a money-center, solvent and nationally recognized bank (a bank which accepts deposits, maintains accounts, has a local San Diego, California office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord (such approved, issuing bank being referred to herein as the "Bank"), which Bank must have a short term Fitch Rating which is not less than "F1", and a long term Fitch Rating which is not less than "A"(or in the event such Fitch Ratings are no longer available, a comparable rating from Standard and Poor’s Professional Rating Service or Moody’s Professional Rating Service) (collectively, the “Bank’s Credit Rating Threshold”), and which L-C shall be in the form of Exhibit H, attached hereto. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L-C. The L-C shall (i) be "callable" at sight, irrevocable and unconditional, (ii) be maintained in effect, whether through renewal or extension, for the period commencing on the date of this Lease and continuing until the date (the "L-C Expiration Date") that is no less than one hundred twenty (120) days after the expiration of the Lease Term, as the same may be extended, and Tenant shall deliver a new L-C or certificate of renewal or extension to Landlord at least sixty (60) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, (iii) be fully assignable by Landlord, its successors and assigns, (iv) permit partial draws and multiple

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

presentations and drawings, and (v) be otherwise subject to the International Standby Practices- ISP 98, International Chamber of Commerce Publication #590. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (A) such amount is due to Landlord under the terms and conditions of this Lease, or (B) Tenant has filed a voluntary petition under the

U. S. Bankruptcy Code or any state bankruptcy code (collectively, "Bankruptcy Code"), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (D) the Lease has been rejected, or is deemed rejected, under Section 365 of the U.S. Bankruptcy Code, following the filing of a voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition against Tenant under the Bankruptcy Code, or (E) the Bank has notified Landlord that the L-C will not be renewed or extended through the L-C Expiration Date, or

(F) Tenant is placed into receivership or conservatorship, or becomes subject to similar proceedings under Federal or State law, or (G) Tenant executes an assignment for the benefit of creditors, or (H) if (1) any of the Bank's Fitch Ratings (or other comparable ratings to the extent the Fitch Ratings are no longer available) have been reduced below the Bank's Credit Rating Threshold, or (2) there is otherwise a material adverse change in the financial condition of the Bank, and Tenant has failed to provide Landlord with a replacement letter of credit, conforming in all respects to the requirements of this Article 21 (including, but not limited to, the requirements placed on the issuing Bank more particularly set forth in this Section 21.1 above), in the amount of the applicable L-C Amount, within ten (10) days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) (each of the foregoing being an "L-C Draw Event"). The L-C shall be honored by the Bank regardless of whether Tenant disputes Landlord's right to draw upon the L-C, and regardless of any discrepancies between the L-C and this Lease. In addition, in the event the Bank is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said L-C shall be deemed to fail to meet the requirements of this Article 21, and, within ten (10) days following Landlord's notice to Tenant of such receivership or conservatorship (the "L-C FDIC Replacement Notice"), Tenant shall replace such L-C with a substitute letter of credit from a different issuer (which issuer shall meet or exceed the Bank's Credit Rating Threshold and shall otherwise be acceptable to Landlord in its reasonable discretion) and that complies in all respects with the requirements of this Article 21. If Tenant fails to replace such L-C with such conforming, substitute letter of credit pursuant to the terms and conditions of this Section 21.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto (other than the aforesaid ten (10) day period). Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L-C (including without limitation Landlord’s reasonable attorneys’ fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant. In the event of an assignment by Tenant of its interest in the Lease (and irrespective of whether Landlord's consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord's prior written approval, in Landlord's sole and absolute discretion, and the attorney's fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within ten (10) days of billing.

21.2

Application of L-C.   Tenant hereby acknowledges and agrees that Landlord is

entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C upon the occurrence of any L-C Draw Event. In the event of any L-C Draw Event, Landlord may, but without obligation to do so, and without notice to Tenant (except in connection with an L-C Draw Event under Section 21.1(H) above), draw upon the L-C, in part or in whole, to cure any such L-C Draw Event and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant's breach or default of the Lease or other L-C Draw Event and/or to compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the L-C, and such L-C shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon the L-C. No

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner. Tenant agrees and acknowledges that (i) the L-C constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, Tenant is placed into receivership or conservatorship, and/or there is an event of a receivership, conservatorship or a bankruptcy filing by, or on behalf of, Tenant, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

21.3

L-C Amount; Maintenance of L-C by Tenant.

21.3.1 L-C Amount; Reduction of L-C Amount. The L-C Amount shall be equal to the amount set forth in Section 8 of the Summary. To the extent that Tenant is not in default under this Lease (beyond the applicable notice and cure period set forth in this Lease), the L-C Amount shall be reduced as follows:

Notwithstanding anything to the contrary set forth in this Section 21.3.1, in no event shall the L-C Amount as set forth above decrease during any period in which Tenant is in default under this Lease, but such decrease shall take place retroactively after such default is cured, provided that no such decrease shall thereafter take effect in the event this Lease is terminated early due to such default by Tenant.

21.3.2 In General. If, as a result of any drawing by Landlord of all or any portion of the L-C, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within five (5) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency, and any such additional letter(s) of credit shall comply with all of the provisions of this Article 21, and if Tenant fails to comply with the foregoing, the same shall be subject to the terms of Section 21.3.3 below. Tenant further covenants and warrants that it will neither assign nor encumber the L-C or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the L-C expires earlier than the L-C Expiration Date, Landlord will accept a renewal thereof (such renewal letter of credit to be in effect and delivered to Landlord, as applicable, not later than sixty (60) days prior to the expiration of the L- C), which shall be irrevocable and automatically renewable as above provided through the L-C Expiration Date upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its sole discretion. If Tenant exercises its option to extend the Lease Term pursuant to Section 2.2 of this Lease then, not later than one hundred twenty (120) days prior to the commencement of the Option Term, Tenant shall deliver to Landlord a new L C or certificate of renewal or extension evidencing the L-C Expiration Date as one hundred twenty (120) days after the expiration of the Option Term. However, if the L-C is not timely renewed, or if Tenant fails to maintain the L-C in the amount and in accordance with the terms set forth in this Article 21, Landlord shall have the right to either (x) present the L-C to the Bank in accordance with the terms of this Article 21, and the proceeds of the L-C may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease, or (y) pursue its remedy under Section 21.3.3 below. In the event Landlord elects to exercise its rights under the foregoing item (x), (I) any unused proceeds shall constitute the property of Landlord (and not Tenant’s property or, in the event of a receivership, conservatorship, or a bankruptcy filing by, or on behalf of, Tenant, property of such receivership, conservatorship or Tenant’s bankruptcy estate) and need not be segregated from Landlord’s other assets, and (II) Landlord agrees to pay to Tenant within thirty (30) days after the L-C Expiration Date the amount of any proceeds of the L-C received by

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Date of ReductionL-C Amount

Third (3rd) anniversary of Phase III Commencement Date

$2,015,937.00

Fifth (5th) anniversary of Phase III Commencement Date

$1,007,968.50

Landlord and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease; provided, however, that if prior to the L-C Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused L-C proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.

21.4

Transfer and Encumbrance. The L-C shall also provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer

(one or more times) all or any portion of its interest in and to the L-C to another party, person or entity, regardless of whether or not such transfer is from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. In the event of a transfer of Landlord's interest in under this Lease, Landlord shall transfer the L-C, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer and, Tenant shall be responsible for paying the Bank's transfer and processing fees in connection therewith; provided that, Landlord shall have the right (in its sole discretion), but not the obligation, to pay such fees on behalf of Tenant, in which case Tenant shall reimburse Landlord within ten (10) days after Tenant's receipt of an invoice from Landlord therefor.

21.5

L-C Not a Security Deposit. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any law applicable to security deposits in the commercial context, including, but not limited to, Section 1950.7 of the California Civil Code, as such Section now exists or as it may be hereafter amended or succeeded (the “Security Deposit Laws”), (2) acknowledge and agree that the L-C (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations that any such party may now, or in the future will, have relating to or arising from the Security Deposit Laws. Tenant hereby irrevocably waives and relinquishes the provisions of Section 1950.7 of the California Civil Code and any successor statute, and all other provisions of law, now or hereafter in effect, which (x) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (y) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 21 and/or those sums reasonably necessary to (a) compensate Landlord for any loss or damage caused by Tenant's breach of this Lease, including any damages Landlord suffers following termination of this Lease, and/or (b) compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code.

21.6

Non-Interference By Tenant. Tenant agrees not to interfere in any way with any payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of all or any portion of the L-C, regardless of whether any dispute exists between Tenant and

Landlord as to Landlord's right to draw down all or any portion of the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional and thereby afford the Bank a justification for failing to honor a drawing upon such L-C in a timely manner. Tenant shall not request or instruct the Bank of any L-C to refrain from paying sight draft(s) drawn under such L-C.

21.7

Waiver of Certain Relief. Tenant unconditionally and irrevocably waives (and as an independent covenant hereunder, covenants not to assert) any right to claim or obtain any of the following relief in connection with the L-C:

21.7.1 A temporary restraining order, temporary injunction, permanent injunction, or other order that would prevent, restrain or restrict the presentment of sight drafts drawn under any L-C or the Bank's honoring or payment of sight draft(s); or

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

21.7.2 Any attachment, garnishment, or levy in any manner upon either the proceeds of any L-C or the obligations of the Bank (either before or after the presentment to the Bank of sight drafts drawn under such L-C) based on any theory whatever.

21.8

Remedy for Improper Drafts.Tenant's sole remedy in connection with the improper presentment or payment of sight drafts drawn under any L-C shall be the right to obtain from Landlord a refund of the amount of any sight draft(s) that were improperly presented or the proceeds of which were misapplied, together with interest at the Interest Rate and reasonable actual out-of-pocket attorneys' fees, provided that at the time of such refund, Tenant increases the amount of such L-C to the amount (if any) then required under the applicable provisions of this Lease.

Tenant acknowledges that the presentment of sight drafts drawn under any L-C, or the Bank's payment of sight drafts drawn under such L-C, could not under any circumstances cause Tenant injury that could not be remedied by an award of money damages, and that the recovery of money damages would be an adequate remedy therefor. In the event Tenant shall be entitled to a refund as aforesaid and Landlord shall fail to make such payment within ten (10) business days after demand, Tenant shall have the right to deduct the amount thereof together with interest thereon at the Interest Rate from the next installment(s) of Base Rent.

ARTICLE 22

INTENTIONALLY OMITTED

ARTICLE 23

SIGNS

23.1

Multi-Tenant Phase Signage. From and after the Possession Date for the Entire

Premises, Tenant shall have the exclusive right to install signage in the Building so long as such signage is not visible from the exterior of the Building. During such time as the Possession Date for the Entire Premises has not yet occurred, the following provisions shall apply

23.2

Full Floors.

Subject to Landlord's prior written approval, in its reasonable discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

23.3

Multi-Tenant Floors. If other tenants occupy space on the floor on which the

Premises is located, Tenant's identifying signage shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program.

23.4

Building Directory. A building directory is located in the lobby of the Building.

Tenant shall have the right, at Tenant's sole cost and expense, to designate one (1) name strip on such directory.

23.5

Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

23.6Tenant’s Signage.

23.6.1 In General. In addition to the signage rights expressly set forth in Section 23.1 of this Lease, Tenant shall be entitled to (i) one (1) exclusive building-top sign identifying Tenant's name or logo located at the top of the elevation of the Building facing Interstate 5, (ii) one (1) exclusive building-top sign identifying Tenant's name or logo located at the top of the elevation of the Building facing El Camino Real (collectively, the signs in the

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

foregoing items (i) and (ii) are the "Building-Top Signs"), and (iii) Tenant’s Share of slots on the Project monument sign (the “Monument Sign”) in connection with Tenant's lease of the Premises. The Building Top Signs and the Monument Sign are, collectively, the “Tenant’s Signage.”

23.6.2 Specifications and Permits. The Tenant’s Signage shall set forth Tenant's name and logo as determined by Tenant in its sole discretion; provided, however, in no event shall the Tenant’s Signage include an "Objectionable Name," as that term is defined in Section 23.6.3, below. The graphics, materials, color, design, lettering, lighting, size, illumination, specifications and exact location of the Tenant’s Signage (collectively, the "Sign Specifications") shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be consistent and compatible with the quality and nature of the Project and Landlord Building standard signage specifications. For purposes of this Section 23.6.2, the reference to "name" shall mean name and/or logo. In addition, the Tenant’s Signage shall be subject to Tenant's receipt of all required governmental permits and approvals and shall be subject to all applicable laws and to any covenants, conditions and restrictions affecting the Project. Landlord shall use commercially reasonable efforts to assist Tenant in obtaining all necessary governmental permits and approvals for the Tenant’s Signage. Tenant hereby acknowledges that Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary governmental approvals and permits for the Tenant’s Signage. In the event Tenant does not receive the necessary governmental approvals and permits for the Tenant’s Signage, Tenant's and Landlord's rights and obligations under the remaining terms and conditions of the Lease shall be unaffected.

23.6.3 Objectionable Name. To the extent the Original Tenant or a Permitted Transferee Assignee desires to change the name and/or logo set forth on the Tenant’s Signage, such name and/or logo shall not have a name which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of the Comparable Buildings (an "Objectionable Name"). The parties hereby agree that the name "DermTech" or any reasonable derivation thereof, shall not be deemed an Objectionable Name.

23.6.4 Cost and Maintenance. The costs of the actual Tenant’s Signage and the installation, design, construction and any and all other costs associated with the Tenant’s Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Tenant. Should the Tenant’s Signage require repairs and/or maintenance, as determined in Landlord's reasonable judgment, Landlord shall have the right to provide notice thereof to Tenant and Tenant (except as set forth below) shall cause such repairs and/or maintenance to be performed within thirty (30) days after receipt of such notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer than thirty (30) days to perform, Tenant shall commence such repairs and/or maintenance within such thirty (30) day period and shall diligently prosecute such repairs and maintenance to completion. Should Tenant fail to perform such repairs and/or maintenance within the periods described in the immediately preceding sentence, Landlord shall, upon the delivery of an additional five (5) business days' prior written notice, have the right to cause such work to be performed and to charge Tenant as Additional Rent for the actual cost of such work. Upon the expiration or earlier termination of the Lease, Tenant shall, at Tenant's sole cost and expense, cause the Tenant’s Signage to be removed and shall cause the areas in which such Tenant’s Signage was located to be restored to the condition existing immediately prior to the placement of such Tenant’s Signage (reasonable wear and tear excepted). If Tenant fails to timely remove the Tenant’s Signage or to restore the areas in which such the Tenant’s Signage was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all actual costs incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant's receipt of an invoice therefor. The terms and conditions of this Section 23.6 shall survive the expiration or earlier termination of the Lease.

ARTICLE 24

COMPLIANCE WITH LAW

24.1

Tenant's Compliance Obligations. Tenant shall not do anything in or about the

Premises or the Project which will in any way conflict with any law, statute, ordinance or other rule, directive,

order,

regulation,

guideline, or requirement of any governmental entity or

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

governmental agency now in force or which may hereafter be enacted or promulgated (collectively, "Applicable Laws"). At its sole cost and expense, subject to the terms of Exhibit B, and Landlord’s obligations in Section 1.1.1, Tenant shall promptly comply with all Applicable Laws (including the making of any alterations to the Premises required by Applicable Laws) which relate to (i) Tenant's use of, or requirements to cease or reduce Tenant's business operations in or Tenant's use of, the Premises, (ii) Tenant's Repair Obligations, and (iii) Tenant's Insured Property. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant, at its sole cost and expense, shall comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

24.2

Landlord's Compliance Obligations. Landlord shall comply with all Applicable

Laws relating to Landlord's Repair Obligations and Landlord's Insured Property to the extent that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises allowing for the Permitted Use, or would unreasonably and materially affect the safety of Tenant's employees or create a significant health hazard for Tenant's employees. If any changes are required to areas of the Project that are subject to Landlord's Repair Obligations or Landlord's Insured Property as a result of Tenant's Alterations, the Improvements, or use of the Premises for uses other than the Permitted Use or Tenant's use of the Premises with an above-standard occupancy density, then Landlord shall make such changes at Tenant's sole cost and expense, including Landlord's standard supervision fee (or, at Landlord's election, Tenant shall not be permitted to proceed with the Alterations, Improvements, or use of the Premises that has or will trigger such changes). Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent not prohibited by the terms of Article 4 above.

24.3

Certified Access Specialist. For purposes of Section 1938 of the California Civil

Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Tenant shall be conducted, at Tenant's sole cost and expense, by a CASp designated by Landlord, subject to Landlord's reasonable rules and requirements; and (b) Tenant's and Landlord's respective obligations for making any improvements or repairs to correct violations of construction-related accessibility standards shall be as set forth in Sections 24.1 and 24.2 above; and (c) if anything done by or for Tenant in its use or occupancy of the Premises shall require any improvements or repairs to the Building or Project (outside the Premises) to correct violations of construction-related accessibility standards, then Tenant shall reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such improvements or repairs. The terms of this Section 24.3 do not amend or reduce the obligations of Landlord and Tenant set forth in the Lease regarding compliance with Applicable Laws and repair and maintenance of the Premises and the Project, but apply solely to the obligations of Landlord and Tenant in connection with Tenant's election to conduct a CASp inspection hereunder.

ARTICLE 25

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any attorneys' fees incurred by Landlord by reason

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

of Tenant's failure to pay Rent and/or other charges when due hereunder; provided, however, with regard to the first such failure in any twelve (12) month period, Landlord will waive such late charge or late interest to the extent Tenant cures such failure within five (5) business days following Tenant's receipt of written notice from Landlord that the same was not received when due. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at the "Interest Rate." For purposes of this Lease, the "Interest Rate" shall be an annual rate equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release Publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published), plus three (3) percentage points, and (ii) the highest rate permitted by applicable law.

ARTICLE 26

LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

26.1 Landlord's Cure.   All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

26.2

Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect any delinquent Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended, subject to Section 29.21. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times (during Building Hours with respect to items (i) and (ii) below) and upon at least one (1) business days’ prior notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers, or during the last twelve (12) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building as required hereunder, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment as required hereunder. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes; provided, however, except for (x) emergencies, (y) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, or (z) repairs which are the obligation of Tenant hereunder, any such entry shall be performed in a manner so as not to unreasonably interfere with Tenant's use of the Premises and shall be performed after normal business hours if reasonably practical. With respect to items (y) and (z) above, Landlord shall use commercially reasonable efforts to not materially interfere with Tenant's use of, or access to, the Premises. Landlord acknowledges and

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

agrees that any entry by Landlord hereunder shall be in compliance with Tenant’s reasonable security requirements. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding

Tenant's vaults, safes and special security areas designated in advance by Tenant.

In an

emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

ARTICLE 28

TENANT PARKING

Tenant shall be entitled to use commencing on the Lease Commencement Date, the amount of unreserved parking passes set forth in Section 9 of the Summary, which parking passes shall pertain to the Project parking facilities. Tenant shall pay to Landlord (or its designee) for the parking passes on a monthly basis at the prevailing rate charged from time to time at the location of such parking passes, provided that Tenant's unreserved parking passes shall be without charge for the initial Lease Term only (excepting only any parking taxes or other charges imposed by governmental authorities in connection with the use of such parking as more particularly contemplated below). In addition to any fees that may be charged to Tenant in connection with its parking of automobiles in the Project parking facilities, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may, at any time, institute valet assisted parking, tandem parking stalls, "stack" parking, or other parking program within the Project parking facility, the cost of which shall be included in Operating Expenses. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking. Notwithstanding anything to the contrary in this Article 28, Landlord may not exercise its rights to control parking or modify the parking areas in any manner that reduces Tenant’s then-existing parking rights (other than on a de minimis basis).

ARTICLE 29

MISCELLANEOUS PROVISIONS

29.1 Terms; Captions. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

29.2

Binding Effect. Subject to all other provisions of this Lease, each of the covenants,

conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

29.3

No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises is temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

29.4

Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant, or adversely interfere with Tenant’s use of the Premises for the Permitted Use, hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

29.5

Transfer of Landlord's Interest.   Tenant acknowledges that Landlord has the

right to transfer all or any portion of its interest in the Project or Building and in this Lease, and

Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

29.6

Prohibition Against Recording or Publication.Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded or otherwise published by Tenant or by anyone acting through, under or on behalf of Tenant.

29.7

Landlord's Title. Landlord's title is and always shall be paramount to the title of

Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

29.8

Relationship of Parties.Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

29.9

Application of Payments.Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments,

to satisfy any obligations of Tenant hereunder, in such order and amounts then due as Landlord, in its sole discretion, may elect.

29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto. Tenant agrees that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the physical condition of the Building, the Project, the land upon which the Building or the Project are located, or the Premises, or the expenses of operation of the Premises, the Building or the Project, or any other matter or thing affecting or related to the Premises, except as herein expressly set forth in the provisions of this Lease.

29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the net interest of Landlord in the Building (following payment of any outstanding liens and/or mortgages, whether attributable to sales or insurance proceeds or otherwise), , including any sales or insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring. Notwithstanding any contrary provision herein, except in connection with a holdover by Tenant pursuant to Article 16, above, neither Tenant nor the Tenant Parties shall otherwise be liable under any other circumstances for injury or damage to, or interference with, Landlord's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use or any other consequential damages, in each case, however occurring.

29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto (including, without limitation, any confidentiality agreement, letter of intent, request for proposal, or similar agreement previously entered into between Landlord and Tenant in anticipation of this Lease) or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

29.16 Force Majeure. Notwithstanding anything to the contrary contained in this Lease (but subject to the remaining TCCs of this Section 29.16), any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, governmental laws, regulations or restrictions, civil commotions, Casualty, actual or threatened public health emergency (including, without limitation, epidemic, pandemic, famine, disease, plague, quarantine, and other significant public health risk), governmental edicts, actions, declarations or quarantines by a governmental entity or health organization (including, without limitation, any shelter-in-place orders, stay at home orders or any restrictions on travel related thereto that preclude Tenant, its agents, contractors or its employees from accessing the Premises, national or regional emergency), breaches in cybersecurity, and other causes beyond the reasonable control of the party obligated to perform, regardless of whether such other causes are (i) foreseeable or

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

unforeseeable or (ii) related to the specifically enumerated events in this paragraph (collectively, a "Force Majeure"), shall excuse the performance of such party for a period of time equal to any such prevention, delay or stoppage. If this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure. Notwithstanding the foregoing or anything to the contrary contained in this Lease, in no event shall Force Majeure: (a) excuse Landlord’s or Tenant's obligations to pay Rent (or other monies) and other charges due pursuant to this Lease, or (b) entitle either party to terminate this Lease, except as allowed pursuant to Articles 11 and 13 of this Lease, or (c) excuse Tenant's obligations under Articles 5 and 24 of this Lease or Section 10.3 of this Lease, or (d) extend the time period for Tenant to vacate the Premises following expiration of the Lease Term, or (e) excuse Tenant from paying for utilities whether to Landlord or a utility provider, or (f) permit Tenant to interfere with other tenants and occupants at the Project or create or cause a nuisance or disturbance at the Project. Without limiting the generality of the foregoing, Tenant agrees and acknowledges that (1) events of Force Majeure may limit, interfere with, or prevent Tenant for using the Premises, and from entering the Premises, (2) such potential interference, limitation, and prevention is foreseeable, and (3) no such limitations, interference or prevention shall constitute frustration of purpose, impossibility of performance, or impracticality of performance with respect to this Lease. Tenant's agreement to the TCCs of this Section 29.16 is material consideration for Landlord's agreement to enter into this Lease.

29.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

29.18 Notices.

All notices, demands, statements or communications (collectively,

"Notices") given or required to be given by either party to the other hereunder shall be in writing,

shall be (A) delivered by a nationally recognized overnight courier, or (B) delivered personally. Any such Notice shall be delivered (i) to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 11 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date of receipted delivery, of refusal to accept delivery, or when delivery is first attempted but cannot be made due to a change of address for which no Notice was given. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. The party delivering Notice shall use commercially reasonable efforts to provide a courtesy copy of each such Notice to the receiving party via electronic mail.

29.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

29.20 Authority.

If Tenant is a corporation, trust or partnership, Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. If Landlord is a corporation, trust or partnership, Landlord hereby represents and warrants that Landlord is a duly formed and existing entity qualified to do business in California and that Landlord has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord is authorized to do so.

29.21 Attorneys' Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

29.22 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE,

OR ANY EMERGENCY OR STATUTORY REMEDY.

IN THE EVENT LANDLORD

COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF

BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY

COUNTERCLAIM

OF

ANY

NATURE

OR

DESCRIPTION

(UNLESS

SUCH

COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

29.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant or Landlord does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the Brokers pursuant to the terms of separate commission agreements. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

29.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.26 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.27   Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

29.28 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants, prospective purchasers, prospective lenders, investors, or any independent auditors, third party's designated to review Direct Expenses, its directors, officers, employees, attorneys, or proposed Transferees or required by Applicable Law or in connection with a dispute or litigation related to this Lease. Landlord acknowledges that the content of this Lease and any related documents (including financial statements provided by Tenant pursuant to Article 17 above) are confidential information. Landlord shall keep such confidential information strictly confidential and shall not disclose such

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

confidential information to any person or entity other than Landlord's financial, legal and space planning consultants, or its directors, officers, employees, attorneys, accountants, prospective lenders, prospective purchasers, and current and potential partners. Moreover, Landlord has advised Tenant that Landlord is obligated to regularly provide financial information concerning the Landlord and/or its affiliates (including Kilroy Realty Corporation, a public company whose shares of stock are listed on the New York Stock Exchange) to the shareholders of its affiliates, to the Federal Securities and Exchange Commission and other regulatory agencies, and to auditors and underwriters, which information may include the fact that Tenant is a tenant at the Project and summaries of financial information concerning leases, rents, costs and results of operations of its real estate business, including any rents or results of operations affected by this Lease (but, unless required by law, shall in no event include financial statements or financial information regarding Tenant provided by Tenant to Landlord). To the extent Tenant is a publicly traded corporation, Tenant may be obligated to regularly provide financial information concerning Tenant and/or its affiliates to the shareholders of its affiliates, to the Federal Securities and Exchange Commission and other regulatory agencies, and to auditors and underwriters, which information may include summaries of financial information concerning leases, rents, costs and results of operations of its business, including any financial obligations set forth in this Lease. This provision shall survive the expiration or earlier termination of this Lease for one (1) year.

29.29 Transportation Management. Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

29.30 Building Renovations. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, the Building and/or the Premises including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent.

Landlord shall have no

responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions. Landlord shall exercise its rights under this Section in a manner designed to minimize interference with Tenant’s use of and access to the Premises.

29.31 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

29.32 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "Lines") at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior written

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

consent, use Landlord's designated contractor for provision of cabling and riser management services (or an experienced and qualified contractor reasonably approved in writing by Landlord), and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) intentionally deleted, (iii) the Lines therefor (including riser cables) shall be (x) appropriately insulated to prevent excessive electromagnetic fields or radiation, (y) surrounded by a protective conduit reasonably acceptable to Landlord, and (z) identified in accordance with the "Identification Requirements," as that term is set forth hereinbelow, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Tenant shall remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant's name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4') outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines' termination point(s) (collectively, the "Identification Requirements"). Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove all Lines installed by Tenant, and repair any damage caused by such removal. In the event that Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Lines, Landlord may do so and may charge the cost thereof to Tenant. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time (1) are in violation of any Applicable Laws,

(2) are inconsistent with then-existing industry standards (such as the standards promulgated by the National Fire Protection Association (e.g., such organization's "2002 National Electrical Code")), or (3) otherwise represent a dangerous or potentially dangerous condition.

29.33 Hazardous Substances.

29.33.1 Definitions. For purposes of this Lease, the following definitions shall apply: "Hazardous Material(s)" shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any substance or material that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the "Environmental Laws," as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity. "Environmental Laws" shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to (i) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any Hazardous Materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

29.33.2 Compliance with Environmental Laws.

Landlord represents and

warrants that, to its actual knowledge, (i) it has not received any notice of violation of Environmental Laws from the applicable governmental authority regarding any use, storage, treatment or transportation of Hazardous Materials in, on or about the Project, Building or

Premises prior to the date of this Lease, and (ii) no Hazardous Material is present on the Project or the soil, surface water or groundwater thereof (other than Hazardous Materials used by occupants of the 12390 Building in compliance with Environmental Laws). For purposes of this Section 29.28, whenever phrases such as "to Landlord's knowledge" or "its actual knowledge" or similar phrases are used in the foregoing representations and warranties, they will be deemed to refer exclusively to matters within the current actual (as opposed to constructive) knowledge of Lauren Ross (the "Landlord's Representative"). No duty of inquiry or investigation on the part of Landlord or Landlord's Representative will be required or implied by the making of any representation or warranty which is so limited to matters within Landlord's actual knowledge, and

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

in no event shall Landlord's Representative have any personal liability  therefor.

Landlord

covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the TCCs of Article 24 of this Lease. Tenant shall not sell, use, or store in or around the Premises any Hazardous Materials, except if stored, properly packaged and labeled, disposed of and/or used in accordance with applicable Environmental Laws. In addition, Tenant agrees that it: (i) shall not cause or suffer to occur, the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises in violation of applicable Environmental Laws; (ii) shall not engage in activities at the Premises in violation of applicable Environmental Laws that could result in, give rise to, or lead to the imposition of liability upon Tenant or Landlord or the creation of a lien upon the building or land upon which the Premises is located; (iii) shall notify Landlord promptly following receipt of any knowledge with respect to any actual release, discharge, escape or emission (whether past or present) of any Hazardous Materials at, upon, under or within the Premises; and (iv) shall promptly forward to Landlord copies of all orders, notices, permits, applications and other communications and reports in connection with any release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises.

29.33.3 Tenant Hazardous Materials. Tenant will (i) obtain and maintain in full force and effect all Environmental Permits (as defined below) that may be required from time to time under any Environmental Laws applicable to Tenant or Tenant’s use of Hazardous Materials in the Premises, and (ii) be and remain in compliance with all terms and conditions of all such Environmental Permits and with all other Environmental Laws applicable to such use. "Environmental Permits" means, collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to, or in order to comply with any Environmental Law. On or before the Lease Commencement Date and on each annual anniversary of the Lease Commencement Date thereafter, as well as at any other time following Tenant's receipt of a reasonable request from Landlord, Tenant agrees to deliver to Landlord a list of all Hazardous Materials anticipated to be used by Tenant in the Premises and the quantities thereof. At any time following Tenant's receipt of a request from Landlord, Tenant shall promptly complete an "environmental questionnaire" using the form then-provided by Landlord. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove to the extent required under Environmental Laws from the Premises, the Building and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building, and/or the Project or any portion thereof by Tenant and/or any Tenant Parties (such obligation to survive the expiration or sooner termination of this Lease). Nothing in this Lease shall impose any liability on Tenant for any Hazardous Materials in existence on the Premises, Building or Project prior to the Lease Commencement Date or brought onto the Premises, Building or Project after the Lease Commencement Date by any third parties not under Tenant's control.

29.33.4 Landlord's Right of Environmental Audit.

Landlord may, upon

reasonable notice to Tenant, be granted access to and enter the Premises no more than once annually to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord's sole expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of Hazardous Materials caused by Tenant or a Tenant Party in violation of Environmental Laws, or provides recommendations or suggestions to prohibit the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises, or to correct non-compliance with any Environmental Laws by Tenant or a Tenant Party, Tenant shall promptly, at Tenant's sole expense, comply with such reasonable recommendations or suggestions, including, but not limited to performing such additional investigative or subsurface investigations or remediation(s) as recommended by such inspector or auditor. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and Tenant must reimburse Landlord for the cost or fees incurred for such as Additional Rent.

29.33.5 Indemnifications. Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence,

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

removal or disposal of any Hazardous Materials to the extent such liability, obligation, damage or costs was a result of actions caused or knowingly permitted by Landlord or a Landlord Party or relates to Hazardous Materials present on the Project as of the date of this Lease. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials or breach of any provision of this section, to the extent such liability, obligation, damage or costs was a result of actions caused by Tenant or a Tenant Party.

29.34 Development of the Project.

29.34.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

29.34.2 The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the "Other Improvements") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

29.34.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction. Landlord shall exercise its rights under this Section 29.34 in a manner designed to minimize interference with Tenant’s use of and access to the Premises.

29.35 Water Sensors. Tenant shall, at Tenant's sole cost and expense, be responsible for promptly installing web-enabled wireless water leak sensor devices designed to alert the Tenant on a twenty-four (24) hour seven (7) day per week basis if a water leak is occurring in the Premises (which water sensor device(s) located in the Premises shall be referred to herein as "Water Sensors"). The Water Sensors shall be installed in any areas in the Premises where water is utilized (such as sinks, pipes, faucets, water heaters, coffee machines, ice machines, water dispensers and water fountains), and in locations that may be designated from time to time by Landlord (the "Sensor Areas"). In connection with any Alterations affecting or relating to any Sensor Areas, Landlord may require Water Sensors to be installed or updated in Landlord's sole and absolute discretion. With respect to the installation of any such Water Sensors, Tenant shall obtain Landlord's prior written consent, use an experienced and qualified contractor reasonably designated by Landlord, and comply with all of the other provisions of Article 8 of this Lease. Tenant shall, at Tenant's sole cost and expense, pursuant to Article 7 of this Lease keep any Water Sensors located in the Premises (whether installed by Tenant or someone else) in good working order, repair and condition at all times during the Lease Term and comply with all of the other provisions of Article 7 of this Lease. Notwithstanding any provision to the contrary contained herein, Landlord has neither an obligation to monitor, repair or otherwise maintain the Water Sensors, nor an obligation to respond to any alerts it may receive from the Water Sensors or which may be generated from the Water Sensors. Upon the expiration of the Lease Term, or immediately following any earlier termination of this Lease, Landlord reserves the right to require Tenant, at Tenant's sole cost and expense, to remove all Water Sensors installed by Tenant, and repair any damage caused by such removal; provided, however, if the Landlord does not require the Tenant to remove the Water Sensors as contemplated by the foregoing, then Tenant shall leave the Water Sensors in place together with all necessary user information such that the same may be used by a future occupant of the Premises (e.g., the Water Sensors shall be unblocked and ready for use by

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

a third-party). If Tenant is required to remove the Water Sensors pursuant to the foregoing and Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Water Sensors, Landlord may do so and may charge the cost thereof to Tenant.

29.36No Discrimination. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

29.37	Intentionally Omitted.

29.38Utility Billing Information. In the event that the Tenant is permitted to contract directly for the provision of electricity, gas and/or water services to the Premises with the third- party provider thereof (all in Landlord's sole and absolute discretion), if requested by Landlord due to certain disclosures being required by Applicable Law, then Tenant shall promptly, but in no event more than ten (10) business days following its receipt of each and every invoice for such items from the applicable provider, provide Landlord with a copy of each such invoice. Tenant acknowledges that pursuant to California Public Resources Code Section 25402.10 and the regulations adopted pursuant thereto (collectively the "Energy Disclosure Requirements"), Landlord may be required to disclose information concerning Tenant's energy usage at the Building to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Building (the "Tenant Energy Use Disclosure"). Tenant hereby (A) consents to all such Tenant Energy Use Disclosures, and (B) acknowledges that Landlord shall not be required to notify Tenant of any Tenant Energy Use Disclosure. Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and liabilities relating to, arising out of and/or resulting from any Tenant Energy Use Disclosure. The terms of this Section 29.38 shall survive the expiration or earlier termination of this Lease.

29.39 Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money Laundering. Neither Tenant nor any of its affiliates, and none of their respective officers, directors or managers is, nor prior to or during the Lease Term, will they become a person or entity with whom U.S. persons or entities are restricted from doing business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC") (including any "blocked" person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC's Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, "Prohibited Persons"). Prior to and during the Lease Term, Tenant, and to Tenant's knowledge, its employees and any person acting on its behalf have at all times fully complied with, and are currently in full compliance with, the Foreign Corrupt Practices Act of 1977 and any other applicable anti-bribery or anti-corruption laws. Tenant is not entering into this Lease, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, "Patriot Act" shall mean the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and all other statutes, orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.

29.40 Signatures. The parties hereto consent and agree that this Lease may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Lease using electronic signature technology, by clicking “SIGN”, such party is signing this Lease electronically, and (2) the electronic signatures appearing on this Lease shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

[Signatures follow on next page]

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

"LANDLORD":

REALTY, L.P.,

a Delaware limited partnership

By:

Kilroy Realty Corporation, a Maryland corporation

Its: General Partner

By:

Nelson Ackerly

Name:

Senior Vice President,

San

Diego

Its:

By:

John Osmond

Name:

SVP Asset Management

Its:

"TENANT":

DERMTECH, INC.,

a Delaware corporation

By:

Name:

John Dobak, M.D.

Its:

CEO

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

SCHEDULE 1

BASE RENT

Phase I Premises

Monthly Rental Rate per Rentable Square Foot

Monthly Installment of Base Rent

Annual Base Rent

Period

Phase I Commencement Date – Month 12 thereafter

$324,105.60

$27,008.80

$2.65

Months 13-24

$661,664.64

$55,138.72

$5.41

25 - 36

$681,514.56

$56,792.88

$5.57

37 – 48

$701,960.04

$58,496.67

$5.74

49 – 60

$723,018.84

$60,251.57

$5.91

61 – 72

$744,709.44

$62,059.12

$6.09

73 – 84

$767,050.68

$63,920.89

$6.27

85 - 96

$790,062.24

$65,838.52

$6.46

96 – 108

$813,764.16

$67,813.68

$6.65

109 – 120

$838,177.08

$69,848.09

$6.85

121 - Lease Expiration Date)

$863,322.36

$71,943.53

$7.06

Phase II Premises

Monthly Rental Rate per Rentable Square Foot

Monthly Installment of Base Rent

Annual Base Rent

Period

Phase II Commencement Date – Month 12 thereafter

$933,552.60

$77,796.05

$2.65

Months 13-24

$1,905,856.44

$158,821.37

$5.41

25 - 36

$1,963,032.12

$163,586.01

$5.57

37 – 48

$2,021,923.08

$168,493.59

$5.74

49 – 60

$2,082,580.80

$173,548.40

$5.91

61 – 72

$2,145,058.20

$178,754.85

$6.09

73 – 84

$2,209,410.00

$184,117.50

$6.27

85 - 96

$2,275,692.36

$189,641.03

$6.46

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 1

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

96 – 108

$2,343,963.12

$195,330.26

$6.65

109 – 120

$2,414,282.04

$201,190.17

$6.85

121 - Lease Expiration Date)

$2,486,710.56

$207,225.88

$7.06

Phase III Premises

Monthly Rental Rate per Rentable Square Foot

Monthly Installment of Base Rent

Annual Base Rent

Period

Phase III Commencement Date – Month 12 thereafter

$1,096,718.40

$91,393.20

$2.65

Months 13-24

$2,238,960.96

$186,580.08

$5.41

25 - 36

$2,306,129.76

$192,177.48

$5.57

37 – 48

$2,375,313.60

$197,942.80

$5.74

49 – 60

$2,446,572.96

$203,881.08

$5.91

61 – 72

$2,519,970.12

$209,997.51

$6.09

73 – 84

$2,595,569.28

$216,297.44

$6.27

85 - 96

$2,673,436.32

$222,786.36

$6.46

96 – 108

$2,753,639.40

$229,469.95

$6.65

109 – 120

$2,836,248.60

$236,354.05

$6.85

121 - Lease Expiration Date)

$2,921,336.04

$243,444.67

$7.06

Phase IV Premises

Monthly Rental Rate per Rentable Square Foot

Monthly Installment of Base Rent

Annual Base Rent

Period

Phase IV Commencement Date – Month 12 thereafter

$698,328.00

$58,194.00

$2.65

Months 13-24

$1,425,643.20

$118,803.60

$5.41

25 - 36

$1,468,412.52

$122,367.71

$5.57

37 – 48

$1,512,464.88

$126,038.74

$5.74

49 – 60

$1,557,838.80

$129,819.90

$5.91

61 – 72

$1,604,574.00

$133,714.50

$6.09

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 1

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

73 – 84

$1,652,711.28

$137,725.94

$6.27

85 - 96

$1,702,292.64

$141,857.72

$6.46

96 – 108

$1,753,361.40

$146,113.45

$6.65

109 – 120

$1,805,962.20

$150,496.85

$6.85

121 - Lease Expiration Date)

NOTE: The above

$1,860,141.12

Base Rent schedule

$155,011.76

has been determined

$7.06

as if the Phase IV Lease

Commencement Date provides for a Lease Term for Phase IV in excess of 120 months, and Landlord and Tenant hereby agree that if the Phase IV Lease Commencement Date does not occur to allow for more than 120 months of Base Rent payments, then such Base Rent schedule shall be deemed to be modified appropriately so that Tenant pays Base Rent through the Lease Expiration Date.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 1

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT A

DEL MAR CORPORATE CENTRE II

OUTLINE OF PREMISES

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT A

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT A

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT A-1

DEL MAR CORPORATE CENTER

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT A-1

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT B

DEL MAR CORPORATE CENTRE II

WORK LETTER

This Work Letter shall set forth the terms and conditions relating to the construction of the Improvements (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

SECTION 1

POSSESSION

1.1

Except as specifically set forth in this Work Letter and the Lease, Landlord shall tender possession of the Premises to Tenant in its existing "as-is" condition in accordance with the timing and other terms and conditions set forth in the Lease.

1.2

Landlord Work.Landlord shall cause the construction or installation of the loading area and service yard per that certain plan attached hereto as Schedule 1 (the “Landlord

Work Plan”) from DGA dated April 12, 2021 (collectively, the "Landlord Work"), provided that the Landlord Work shall not include the freight elevator even if the same is shown on the Landlord Work Plan. The Landlord Work shall be performed in a good and workmanlike manner, in accordance with all Applicable Laws, using Building standard materials that are new and of good quality and in accordance with Building standards.

SECTION 2

IMPROVEMENTS; CHANGE ORDERS

2.1

Improvements.   Landlord, in its discretion and subject to Tenant’s reasonable approval, shall select not less than three (3) contractors to bid on the construction of the Improvements. The general contractors which are so selected to bid on the construction of the

Improvements shall be the "Bidding Contractors." Landlord shall select one of the Bidding Contractors to be the contractor for the construction of the Improvements, and such selected Bidding Contractor shall be referred to herein as the "Contractor". Unless otherwise agreed upon by the parties in writing, Landlord shall select the Bidding Contractor that submits the lowest qualified bid (after adjustment for inconsistent qualifications, clarifications and exclusions to reflect an "apples to apples" comparison, for which comparison Landlord agrees to share all bid levelling sheets with Tenant prior to the bid levelling process, which process shall be subject to Tenant’s reasonable approval) which is fully responsive to Landlord’s request. Landlord shall cause the installation and/or construction of certain permanently affixed improvements in the Premises as identified on the "Working Drawings," as defined below (the "Improvements"). The term "Approved Pricing Plan" shall mean that certain pricing plan prepared by Ware Malcomb as Job No. SDG21-5033-00, Sheets SP1 – SP4, a copy of which is attached hereto as Schedule 2, which Approved Pricing Plan has been approved by Landlord and Tenant, as the same may be modified in accordance with this Work Letter. Landlord's architects and engineers shall complete all necessary architectural and engineering drawings for the Improvements (the "Working Drawings") (i) in a manner consistent with, and which are a natural and logical extension of, the Approved Pricing Plan, except for minor field changes and other changes that are required to comply with Applicable Laws, (ii) such that the Improvements are comprised of Building-standard materials, components and finishes (except for any non-Building standard or alternate materials, components or finishes that are expressly identified on the Approved Pricing Plan), and (iii) incorporating any "Change Orders," as defined in Section 2.2 below, that have been expressly approved by Landlord after the date of the Lease in accordance with the terms of this Work Letter. Upon request, Tenant shall promptly supply the Landlord with a complete listing of all standard and non-standard equipment and specifications to be included in the Premises, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements, as necessary for Landlord's architects and engineers to complete the Working Drawings. Tenant shall cooperate with Landlord, as necessary, in connection with the design and construction of the Improvements, including approving or disapproving any items that require Tenant's approval and providing necessary information, if any, promptly following Tenant's receipt of request therefor. Restoration and removal requirements with respect to the

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT B

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Improvements shall be governed by Article 8 of the Lease. Responsibility for costs relating the design and construction of the Improvements, as between Landlord and Tenant, shall be governed by Section 3 and the other provisions of this Work Letter. Landlord shall deliver the Working Drawings for each Phase to Tenant for Tenant’s review and approval together with an estimate of the total cost for the Improvements shown on such Working Drawings (the “Cost Estimate”). Within five (5) business days after receipt of such Working Drawings, Tenant may (a) approve the Working Drawings and Cost Estimate, or (b) deliver to Landlord specific written changes to such plans that are necessary, in Tenant’s opinion, to conform such plans to the Approved Pricing Plan or to reduce costs (while maintaining a quality of Improvements that are consistent with first class

Improvements in Comparable Buildings).

If Tenant desires changes, Landlord shall not

unreasonably withhold its approval of such changes and the parties shall confer and negotiate in good faith to reach agreement on modifications to the Working Drawings and the Cost Estimate as a consequence of such change.

2.2

Change Orders. The term "Change Order" shall mean any modification to the

Approved Pricing Plan, Working Drawings and/or Improvements that are not a natural and logical extension of the improvements depicted on the Approved Pricing Plan, as the same may have been modified from time to time in accordance with this Work Letter, that in each instance are requested by Tenant and approved by Landlord, in Landlord's reasonable discretion. Tenant shall deliver written notice (a "Change Notice") to Landlord requesting Landlord's approval of any Change Order desired to be made by Tenant, which notice shall set forth in detail the Change Order requested by Tenant. Landlord shall, following its receipt of any Change Notice, either, in Landlord's reasonable discretion, (A) approve such requested Change Order, or (B) disapprove such requested Change Order. If Landlord approves of any Change Order request made by Tenant, Landlord shall provide Tenant with the estimated total cost of the Change Order (including, but not limited to, architectural and engineering fees, construction costs, applicable permit costs and the Change Fee) and the estimated number of days of Tenant Delay (as defined in Section 6 below) resulting from such Change Order. Tenant shall notify Landlord within three (3) days following receipt of the foregoing information from Landlord whether or not Tenant desires to implement the applicable Change Order. In the event any Change Orders are approved by Landlord and Tenant pursuant to the terms hereof, Landlord shall cause its architect and engineers to incorporate such Change Orders into the Working Drawings. Except as expressly set forth herein, any Change Orders approved by Landlord pursuant to the terms hereof shall otherwise be treated as Improvements for purposes of the Lease and this Work Letter. Notwithstanding the foregoing, Tenant may submit changes to Approved Pricing Plan with respect to the Improvements in each Phase of the Premises on or prior to the dates set forth below as to each Phase, and, any such changes shall not constitute a Tenant Delay, unless and only to the extent that such changes delay the actual construction of the Improvements for

Schedule 3 attached hereto.

such Phase

beyond the period identified

on

2.3

Phased Design and Construction. Landlord and Tenant acknowledge that the

Improvements are to be designed and constructed in Phases consistent with the phased delivery of

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT B

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Phase of Premises

Outside Date for Changes to Approved Pricing Plan

Phase I Premises

August 1, 2021

Phase II Premises

August 1, 2021

Phase III Premises

Thirty (30) days following the date upon which Landlord delivers written notice to Tenant of the date Landlord will obtain possession of the Phase III Premises

Phase IV Premises

Thirty (30) days following the date upon which Landlord delivers written notice to Tenant of the date Landlord will obtain possession of the Phase IV Premises the Premises identified in the Lease. Accordingly, the process for the design, bidding, selection of the Contractor, execution of the construction contract and construction of the Improvements outlined in this Section 2 shall be repeated for each Phase of the Improvements, unless waived by Tenant or otherwise agreed to by the parties. Notwithstanding anything to the contrary herein, Tenant shall not be required to provide for the performance of Improvements in all or any particular portion of the Premises (or use the portion of the Improvement Allowance specified below towards the Improvements in that Phase of the Premises) and may elect to perform minimal or no Improvements in some portions of the Premises.

SECTION 3

COSTS OF CONSTRUCTING IMPROVEMENTS

3.1

Improvement Allowance. Except as expressly provided in this Work Letter, the total costs and expenses incurred by Landlord in connection with the design and construction of the Improvements (inclusive of, but not limited to, architectural costs, engineering costs, general contractor costs, and the cost of all local and state filing fees, permits and approvals, if any, required to be obtained in order to perform and complete the Improvements) shall not exceed an aggregate amount equal to $11,999,625.00 (i.e., $125.00 per rentable square foot of the Premises) (the "Improvement Allowance"), which is comprised of: (i) $1,274,000.00 for Improvements to the Phase I Premises (the “Phase I Improvement Allowance”), (ii) Improvements to the Phase II Premises (the “Phase II Improvement

$4,311,000.00 for Improvements to the Phase III Premises (the “Phase

$3,669,625.00 for

Allowance”), (iii)

III Improvement

Allowance”), and (iv) $2,745,000.00 for Improvements to the Phase IV Premises (the “Phase IV Improvement Allowance”), provided that subject to the applicable Allowance Deadline set forth below, Tenant shall be entitled to use all or any portion of the Improvement Allowance for a particular Phase towards the Improvements for the other Phases of the Premises. If Landlord determines that the total cost of the Improvements (which shall include the "Coordination Fee", as defined below, as well as all design, construction, installation and other costs) will exceed the Improvement Allowance, then Tenant shall be solely responsible for all such excess costs which are over and above the Improvement Allowance (the "Over-Allowance Amount"). Tenant shall pay any Over-Allowance Amount to Landlord within ten (10) days after demand is made therefor by Landlord from time to time (including, at Landlord's election, prior to the commencement of construction of the Improvements). Any Over-Allowance Amount shall be disbursed by Landlord prior to any Landlord provided funds for the costs of construction of the Improvements. Tenant hereby acknowledges that Landlord shall be entitled to a fee (the "Coordination Fee") payable by Tenant in an amount equal to three percent (3%) of the Improvement Allowance, in consideration for Landlord's coordination and supervision of the performance of the Improvements, which Coordination Fee may be deducted from the Improvement Allowance to the extent funds are available. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, in no event shall Landlord be obligated to pay for (A) any moving costs or expenses related to Tenant's move-in or occupancy of the Premises, and/or (B) any costs or expenses associated with the purchase, installation or maintenance of any furniture (including, but not limited to, the cost of any reception desks, credenzas or chairs, whether identified on the Approved Pricing Plan or not), fixtures, equipment, art, cabling, audio/visual equipment, telecommunications systems, access controls, security systems and equipment, and/or signage related to Tenant's occupancy of the Premises (collectively, "Tenant's FF&E"). If the total costs of the Improvements do not exceed the Improvement Allowance, any remaining funds upon completion of the Improvements in accordance with the Working Drawings shall be the sole and separate property of Landlord and Tenant shall have no right or claim thereto. Notwithstanding anything to the contrary contained in this Work Letter, Tenant shall not be entitled to any portion of the applicable portion of the Improvement Allowance for a particular Phase for which Tenant has not submitted a request for disbursement to Landlord in compliance with the requirements of Section 4.4 below on or before the date which is twelve (12) months following the applicable Phase Lease Commencement Date (each, an "Allowance Deadline"), and any such remaining portion of the Improvement Allowance as of the applicable Allowance Deadline shall remain with Landlord as its sole property.

3.2

Specified Excluded Costs. Notwithstanding anything to the contrary herein, the cost of the Improvements to be provided at Landlord’s sole expense shall include (and Tenant shall have no responsibility for and the Improvement Allowance shall not be used for) the following:

(a) costs for improvements which are not shown on or described in the approved Working

Drawings unless otherwise approved by Tenant; (b) costs incurred due to hazardous materials in the Premises or the surrounding area; (c) attorneys'

the presence of fees incurred in

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT B

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

connection with negotiation of construction contracts, and attorneys' fees, experts' fees and other costs in connection with disputes with third parties; (d) interest and other costs of financing construction costs; (e) costs incurred as a consequence of delay (unless to the extent the delay is a Tenant Delay or a delay resulting from an event of Force Majeure), construction defects or default by a contractor; (f) costs recoverable by Landlord upon account of warranties and insurance; (g) restoration costs in excess of insurance proceeds as a consequence of casualties; (h) penalties and late charges attributable to Landlord’s failure to pay construction costs; (i) any alterations required to comply with Applicable Law that are triggered by the fact that tenant improvements are being performed generally, as opposed to compliance work in the Building caused by the particular nature of the Improvements being constructed; (j) wages, labor and overhead for overtime and premium time unless otherwise agreed upon by the parties; (k) offsite management or other general overhead costs incurred by Landlord other than the Coordination Fee; and (m) construction costs in excess of the approved Cost Estimate, except for increases set forth in approved Change Orders.

3.3

Additional Improvement Allowance. On or before the Lease Commencement

Date, Tenant shall be entitled, pursuant to a written notice delivered to Landlord, to a one-time increase (the "Additional Improvement Allowance") of the Improvement Allowance in an amount not to exceed $2,399,925.00 (i.e., $25.00 per rentable square foot of the Premises), for the costs relating to the initial design and construction of the Improvements. In the event Tenant exercises its right to use all or any portion of the Additional Improvement Allowance, the monthly Base Rent for the Premises shall be increased by an amount equal to the "Additional Monthly Base Rent," as that term is defined below, in order to repay the Additional Improvement Allowance to Landlord. The "Additional Monthly Base Rent" shall be determined as the missing component of an annuity, which annuity shall have (i) the amount of the Additional Improvement Allowance which Tenant elects to utilize as the present value amount, (ii) the number of months of the Lease Term as the number of payments, (iii) 0.67%, which is equal to 8% divided by twelve (12) months per year, as the monthly interest factor and (iv) the Additional Monthly Base Rent as the missing component of the annuity. In the event Tenant elects to utilize all or a portion of the Additional Improvement Allowance, then (a) all references in this Work Letter to the "Improvement Allowance", shall be deemed to include the Additional Improvement Allowance which Tenant elects to utilize, (b) the parties shall promptly execute an amendment (to this Lease setting forth the new amount of the Base Rent and Improvement Allowance computed in accordance with this Section 3.3, (c) Tenant shall deposit with Landlord, concurrently with Tenant's execution and delivery of the amendment to Landlord, cash in an amount equal to the Additional Monthly Base Rent, which amount shall be held as part of the Security Deposit, and the amendment shall contain the new amount of the Security Deposit, and (d) the additional amount of monthly Base Rent owing in accordance with this Section 3.3 for the first full month of the Lease Term shall be paid by Tenant to Landlord at the time of Tenant's execution of the amendment.

SECTION 4

CONTRACTOR'S WARRANTIES AND GUARANTIES

Landlord shall obtain a standard one (1) year warranty from the Contractor covering the Improvements and shall use commercially reasonably efforts to enforce such warranty as to any defects in the Improvements identified by Tenant within the corresponding warranty period for each Phase of the Improvements.

SECTION 5

TENANT'S AGENTS

Tenant hereby protects, defends, indemnifies and holds Landlord harmless for any loss, claims, damages or delays arising from the actions of any space planner, architect, vendor, contractor, subcontractor or consultant engaged by Tenant with respect to the Premises, if any.

SECTION 6

SUBSTANTIAL COMPLETION OF THE IMPROVEMENTS

6.1 Substantial Completion of the Improvements. For purposes of this Lease, "Substantial Completion" of the Improvements shall occur upon (i) the completion of construction of the Improvements in accordance with the Approved Working Drawings and in

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT B

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

compliance with Applicable Laws, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture systems, or equipment to be installed by Tenant, and (ii) a temporary or final certificate of occupancy (or other governmental approval), or the substantial equivalent of any of the foregoing has been issued allowing Tenant to commence use of the Premises (any of the foregoing, a "TI Approval"); provided, however, that if a TI Approval cannot be obtained as a result of any additional work to be performed by or on behalf of Tenant outside of the scope of the Improvements (including, without limitation, the installation of any alterations or tenant fixtures, work-stations, built-in furniture systems, or equipment), then the issuance of a TI Approval shall not be required for Substantial Completion to occur (and satisfaction of item (i) above shall be the only requirement for Substantial Completion to occur).

6.2

Delay of the Substantial Completion of the Improvements. Except as provided in this Section 6.2, the Lease Commencement Date shall occur as set forth in the Lease and Section

6.1 of this Work Letter.If there shall be any delay(s) in the Substantial Completion of the Improvements beyond the time periods specified in Schedule 3 attached hereto to the extent the result of any of the following (each, a "Tenant Delay"), then, notwithstanding anything to the contrary set forth in the Lease or this Work Letter and regardless of the actual date of the Substantial Completion of the Improvements, the Substantial Completion of the Improvements shall be deemed to be the date the Substantial Completion of the Improvements would have occurred if no such Tenant Delay(s) had occurred:

6.2.1

Tenant's failure to timely approve any matter requiring Tenant's approval;

6.2.2

A breach by Tenant of the terms of this Work Letter or the Lease;

6.2.3

Any Change Orders;

6.2.4

Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial

Completion of the Improvements, as set forth in the Lease, or which are different from, or not included in, Landlord's Building standards;

6.2.5Any failure by Tenant to timely pay any amounts required to be paid by Tenant pursuant to the terms of this Work Letter;

6.2.6Tenant's failure to timely order and/or install any built-in furniture systems or other Tenant's FF&E; or

6.2.7 Any other acts or omissions of Tenant, or other Tenant Parties that persist for more than 24 hours following notice to Tenant that such act or omission may constitute a Tenant Delay.

SECTION 7

MISCELLANEOUS

7.1

Tenant's Entry into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with the construction of the Improvements, Tenant shall have reasonable access to the Premises commencing on the date that Landlord estimates is thirty

(30) days prior to the Substantial Completion of the Improvements for the purpose of installing Tenant's FF&E (including Tenant's data and telephone equipment) in the Premises; provided that such early access shall not be provided until such time that Landlord has reasonably determined that the condition of the Premises is safe for entry by Tenant and its vendors and that Tenant's activities will not interfere the construction of the Improvements. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 7.1, Tenant shall (i) submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry and (ii) deliver to Landlord the policies or certificates evidencing Tenant's insurance as required under the terms of Section 10.3 of the Lease. Tenant's indemnity set forth in Section 10.1 of the Lease shall apply during any such period of early entry by Tenant.

7.2

Tenant's Representative.   Tenant has designated Kevin Sun, ksun@dermtech,

858-883-8261, as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT B

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

7.3

Landlord's   Representative.

Landlord   has   designated   Robert   Chambers

(rchambers@kilroyrealty.com, 858.523.2217) as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

7.4

Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant (if any) shall all be union unless otherwise approved by Landlord. Further, Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services at the Project.

7.5

Time is of the Essence. Time is of the essence under this Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

7.6

Tenant's Default. Notwithstanding any provision to the contrary contained in the

Lease or this Work Letter, if any default beyond applicable notice and cure periods by Tenant under the Lease or this Work Letter shall occur (including, without limitation, any failure by Tenant to timely fund any costs which are Tenant's responsibility hereunder), then, in addition to all other rights and remedies granted to Landlord pursuant to the Lease, (i) Landlord may, without any liability whatsoever, cause the cessation of construction of the Improvements until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the completion of the Improvements and any costs occasioned thereby) and (ii) at Landlord's sole election, Tenant shall no longer be entitled to any unfunded portion of the Improvement Allowance (if any) until such time as such default is cured pursuant to the terms of the Lease.

7.7

Electronic Notice and Approvals. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, Landlord and Tenant may transmit or otherwise deliver any of the notices and/or approvals required under this Work Letter via electronic mail to Tenant's and Landlord's respective representatives identified in Sections 7.2 and 7.3 of this Work Letter. The foregoing shall not preclude either party from sending any notices or approvals by any of the other means identified under the "Notices" provision of the Lease.

7.8

No Constructive Eviction.   Tenant hereby acknowledges that, notwithstanding

Tenant's occupancy of the Early Occupancy Premises during the installation and/or construction of the Improvements, Landlord and Contractor shall be permitted to install and/or construct the

Improvements during, without limitation, normal business hours, and Tenant shall cooperate with Landlord and Contractors, including, without limitation, by providing access to the Early Occupancy Premises and by providing a clear working area in the Early Occupancy Premises (to the extent required by Landlord) for the installation and/or construction of the Improvements (including, but not limited to, the moving of Tenant's property away from the area Landlord or Contractor are installing and/or constructing the Improvements). Tenant will be responsible for moving Tenant's furniture and fixtures away from the area Landlord or Contractor installing and/or constructing the Improvements.

In connection therewith, Tenant shall cooperate fully in

connection   with   Landlord's   completion   of   the   installation   and/or   construction   of   the

Improvements. Tenant hereby agrees that the installation and/or construction of the Improvements shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of rent or damages of any kind. Furthermore, Landlord shall have no responsibility, or for any reason be liable, to Tenant for any direct or indirect injury to, or interference with, Tenant's business arising from the installation and/or construction of the Improvements, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Early Occupancy Premises or of Tenant's furniture, fixtures or personal property or improvements resulting from the installation and/or construction of the Improvements or Landlord's actions in connection with the installation and/or construction of the Improvements or for any inconvenience or annoyance occasioned by the installation and/or construction of the Improvements or Landlord's actions in connection with the installation and/or construction of the Improvements. Landlord shall use commercially reasonable efforts to perform the Improvements in a manner designed to minimize interference with Tenant's use of and access to the Early Occupancy Premises.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT B

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

KILROY DMCC2 SAN DIEGO
SERVICE ACCESS
20 MAY 2021

EXISTING FLOOR PLANS

UNDERGROUND PARKING

LEVEL 1 FLOOR PLAN

LEVEL 2 FLOOR PLAN

LEVEL 3 FLOOR PLAN

LEVEL 4 FLOOR PLAN

SCHEDULE 1

LANDLORD WORK PLAN

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 1

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

KILROY DMCC2 SAN DIEGO
SERVICE ACCESS
20 MAY 2021
FLOOR PLANS

UNDERGROUND PARKING - NO CHANGES

LOADING
SERVICE
YARD

LEVEL 1 FLOOR PLAN

LEVEL 2 FLOOR PLAN - NO CHANGES

LEVEL 3 FLOOR PLAN - NO CHANGES

LEVEL 4 FLOOR PLAN - NO CHANGES

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 1

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

SECOND FLOOR - CLIA LAB (1)

SCALE: 1/8" = 1'-0"

PROGRAM SUMMARY:

RECEPTION	1
LARGE CONFERENCE ROOM (8+)	1
MEDIUM CONFERENCE ROOM (6+)	2
SMALL CONFRERENCE ROOM (3+)	0
HUDDLE ROOM (2+)	1
PHONE ROOM	1
WELLNESS ROOM	1
COLLAB.	1
PRIVATE OFFICE	8
SHARED PRIVATE OFFICE	1
WORKSTATIONS	20
HOTELLING	2
TOTAL SEATS:	39
I.T. ROOM	2
COFFEE/BREAK AREA	1
COPY/WORK AREA	1
STORAGE	1

WALL LEGEND

- EXISTING PARTITION, TO REMAIN
- NEW PARTITION

THESE DRAWINGS AND SPECIFICATIONS ARE THE PROPERTY AND COPYRIGHT OF WARE MALCOMB AND SHALL NOT BE USED ON ANY OTHER WORK EXCEPT BY AGREEMENT WITH WARE MALCOMB. WRITTEN DIMENSIONS SHALL TAKE PRECEDENCE OVER SCALED DIMENSIONS AND SHALL BE VERIFIED ON THE JOB SITE. ANY DISCREPANCY SHALL BE BROUGHT TO THE NOTICE OF WARE MALCOMB PRIOR TO THE COMMENCEMENT OF ANY WORK

WARE MALCOMB

ARCHITECTURE · PLANNING · INTERIORS · CIVIL ENGINEERING · BRANDING · BUILDING MEASUREMENT

3911 Sorrento Valley Blvd, Suite #120
San Diego, CA 92121
P 858.638.7277

CLIENT LOGO

DERMTECH - DMCC II

12340 EL CAMINO REAL
SAN DIEGO, CA AND 92130

SPACE PLAN

DATE	REMARKS

PA/PM:	GG
DRAWN BY.:	JH
JOB NO.:	SDC21-5083-00

SHEET

SP2

6/29/2021 2:2 1:48 PM

SCHEDULE 2

APPROVED PRICING PLAN

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 2

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 2

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

SCHEDULE 3

ANTICIPATED CONSTRUCTION PERIODS

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

SCHEDULE 3

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Phase

Estimated Construction Period

Phase I

5 weeks

Phase II

46 weeks

Phase III

46 weeks

Phase IV

46 weeks

EXHIBIT C

DEL MAR CORPORATE CENTRE II

NOTICE OF LEASE TERM DATES

To:

Re:

Office Lease dated, 20(the "Lease"), by and between

, a("Landlord"), and

, a("Tenant"), for

rentable square feet of space commonly known as Suite (the "Premises"), located on the( ) floor of that certain office building located at,,

(the "Building").

Dear:

Notwithstanding any provision to the contrary contained in the Lease, this letter is to confirm and agree upon the following:

1.

Tenant has accepted the above-referenced phase of Premises and To Tenant’s current actual knowledge, such applicable Phase of the Premises has been delivered in accordance with the Lease, and there is no deficiency in construction.

2.

The Lease Term shall commence on or has commenced onfor a term ofending on.

3.

Rent commenced for such Phase to accrue on, in the amount of.

4.

If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.

5.

Your   rent   checks   should   be   made   payable   toat

.

6.

The   rentable   square   feet   of   the   applicable   Phase   of   the   Premises   are

and, respectively.

7.

Tenant's Share of Direct Expenses with respect to the applicable Phase of the Premises is% of the Project.

8.

Capitalized terms used herein that are defined in the Lease shall have the same meaning when used herein. Tenant confirms that the Lease has not been modified or altered except as set forth herein, and the Lease is in full force and effect. Landlord and Tenant acknowledge that to each party's current actual knowledge, neither party is in default or violation of any covenant, provision, obligation, agreement or condition in the Lease.

If the provisions of this letter correctly set forth our understanding, please so acknowledge by signing at the place provided below on the enclosed copy of this letter and returning the same to Landlord.

The parties hereto consent and agree that this letter may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this letter using electronic signature technology, by clicking “SIGN”, such party is signing this letter electronically,

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT C

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

and (2) the electronic signatures appearing on this letter shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

"Landlord":

, a

By:

Name:

Its:

By:

Name:

Its:

Agreed to and Accepted

as of, 20    .

"Tenant":

, a

By:

Name:

Its:

By:

Name:

Its:

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT C

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT D

DEL MAR CORPORATE CENTRE II

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1.

Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

2.

All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

3.

Intentionally omitted.

4.

Intentionally omitted.

5.

Intentionally omitted.

6.

The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

7.

No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

8.

The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

9.

Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws,

or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's prior written consent.

10.

Intentionally omitted.

11.

Intentionally omitted.

12.

unreasonably

Tenant shall not without the prior written consent of Landlord (not to be withheld, conditioned or delayed) use any method of heating or air conditioning other than that supplied by Landlord.

13.Tenant shall not throw anything out of doors, windows or skylights or down passageways.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT D

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

14.

Tenant shall not bring into or keep within the Project, the Building or the Premises any firearms, animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

15.

No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, or for lodging. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

16.

The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

17.

Intentionally omitted.

18.

Intentionally omitted.

19.

Intentionally omitted.

20.

Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in San Diego, California without violation of any law or ordinance governing such disposal. Until the Possession Date with respect to the Entire Premises, all trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

21.

Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by any governmental agency.

22.

Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord.

23.

No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

24.

The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT D

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

25.

Intentionally omitted.

26.

Tenant must comply with applicable "NO-SMOKING" ordinances and all related,

similar or successor ordinances, rules, regulations or codes.If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building. In addition, no smoking of any substance shall be permitted within the Project except in specifically designated outdoor areas. Within such designated outdoor areas, all remnants of consumed cigarettes and related paraphernalia shall be deposited in ash trays and/or waste receptacles. No cigarettes shall be extinguished and/or left on the ground or any other surface of the Project. Cigarettes shall be extinguished only in ashtrays. Furthermore, in no event shall Tenant, its employees or agents smoke tobacco products or other substances (x) within any interior areas of the Project, or (y) within two hundred feet (200') of the main entrance of the Building or the main entrance of any of the adjacent buildings, or (z) within seventy-five feet (75') of any other entryways into the Building.

27.

Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

28.

Intentionally omitted.

29.

Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

30.

No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

31.

No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

32.

Intentionally omitted.

33.

Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate,

visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT D

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT E

DEL MAR CORPORATE CENTRE II

FORM OF TENANT'S ESTOPPEL CERTIFICATE

The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of, 20 by and betweenas Landlord, and the undersigned as Tenant, for Premises on thefloor(s) of the office building located at

,, California, certifies as follows:

1.

Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2.

The undersigned currently occupies the Premises described in the Lease, the Lease

Term commenced on, and the Lease Term expires on, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

3.

Base Rent became payable on.

4.

The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5.

Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6.

All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through. The current monthly installment of Base Rent is $.

7.

To Tenant’s current actual knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

8.

No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

9.

As of the date hereof, to Tenant’s current actual knowledge, there are no existing defenses or offsets, or, to Tenant’s current actual knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

10.

If Tenant is a corporation or partnership, Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to execute this Estoppel Certificate on behalf of Tenant.

11.

There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

12.

Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous materials or substances in the Premises.

13.

To Tenant’s current actual knowledge, all improvement work to be performed by

Landlord under the Lease has been completed in accordance with the Lease and has been accepted

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT E

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any improvement work have been paid in full.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises is a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed aton theday of, 20_ .

"Tenant":

, a

By:

Name:

Its:

By:

Name:

Its:

EXHIBIT F

DEL MAR CORPORATE CENTRE II

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

ALLEN MATKINS LECK GAMBLE MALLORY & NATSIS LLP

1901 Avenue of the Stars, 18th Floor Los Angeles, California 90067 Attention: Anton N.  Natsis, Esq.

RECOGNITION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

This Recognition of Covenants, Conditions, and Restrictions (this "Agreement") is entered into as of the      day of, 20      , by and between("Landlord"), and("Tenant"), with reference to the following facts:

A.   Landlord and Tenant entered into that certain Office Lease dated   , 20   (the "Lease"). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the "Premises") located in an office building on certain real property described in Exhibit A attached hereto and incorporated herein by this reference (the "Property").

B.

The Premises is located in an office building located on real property which is part

of an area owned by Landlord containing approximately(    ) acres of real property located in

the City of, California (the "Project"), as more particularly described in Exhibit B attached hereto and incorporated herein by this reference.

C.

Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the "Declaration"), dated, 20, in connection with the Project.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT F

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

D.

Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,

1.

Tenant's Recognition of Declaration.   Notwithstanding that the Lease has been

executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

2.

Miscellaneous.

2.1

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.

2.2

This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

2.3

parties with respect understandings and

This Agreement constitutes the entire understanding and agreements of the to the subject matter hereof,  and shall supersede and replace  all prior agreements, whether verbal or in writing.

The parties confirm and

acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

2.4

This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

2.5

In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys' fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

2.6

All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

2.7

If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different from those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

2.8

Time is of the essence of this Agreement.

2.9

The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.

2.10

As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT F

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

SIGNATURE PAGE OF RECOGNITION OF COVENANTS, CONDITIONS AND RESTRICTIONS

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

"Landlord":

, a

By:

Its:

"Tenant":

, a

By:

Its:

By:

Its:

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT F

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT G

DEL MAR CORPORATE CENTRE II

EXTENSION OPTIONS

1.

Option Right. Upon the proper exercise of any Option to Extend, the Lease Term shall be extended for the applicable Option Term. The rights contained in this Exhibit F shall terminate upon Original Tenant's Transfer of this Lease, if at all, to any entity other than a

Permitted Transferee. Tenant's may not exercise any Extension Option if, at the time of Tenant's delivery of the Exercise Notice (as defined below), or, at Landlord's option, as of the commencement of the Option Term Tenant is then in default under this Lease (beyond the applicable notice and cure period).

2.

Option Rent. The Rent payable by Tenant during the Option Term (the "Option

Rent") shall be equal to the "Market Rent", as derived from an analysis of the "Net Equivalent

Lease Rates" of the "Comparable Transactions" (as defined below). The "Market Rent" shall be equal to the annual rent per rentable square foot, at which tenants, are, pursuant to transactions consummated within twelve (12) months prior to the Tenant’s exercise of the Option to Extend, leasing non-sublease, non-encumbered space comparable in location and quality to the Premises (excluding from consideration the Improvements, and any improvements installed by Tenant at Tenant's sole cost and expense) containing a square footage not less than 50,000 rentable square feet for a term comparable to the Option Term, in an arm's-length transaction, which comparable space is located in the Project or in Comparable Buildings (transactions satisfying the foregoing criteria shall be known as the "Comparable Transactions"). The terms of the Comparable Transactions shall take into consideration only the following terms and concessions (and that such concessions that are not being provided to Tenant during the Option Term): (i) the rental rate and escalations, (ii) the amount of parking rent per parking pass paid, if any, (iii) operating expense and tax protection granted, such as a base year or expense stop, but the base rent for each Comparable Transaction shall be adjusted to a triple net base rent using reasonable estimates of operating expenses and taxes as determined by Landlord for each such Comparable Transaction;

(iv) rental abatement concessions, if any, being granted such tenants, (v) any "Renewal Allowance," as defined herein below, to be provided by Landlord in connection with the Option Term as compared to the improvements or allowances provided or to be provided in the Comparable Transactions, taking into account the contributory value of the existing improvements in the Premises, such value to be based upon the age, design, quality of finishes, and layout of the existing improvements, and (vi) all other monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions. Notwithstanding any contrary provision hereof, in determining the Market Rent, no consideration shall be given to (A) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of improvements, or (B) any commission paid or not paid in connection with such Comparable Transaction. In no event shall the Market Rent be less than the Rent in effect for the immediately preceding Term.

2.1

Comparable Buildings. The term "Comparable Buildings" shall mean first-class single-tenant occupancy office/life science buildings which are comparable to the Project in terms of age (based upon the date of completion of construction or major renovation),

institutional ownership, quality of construction, and size and are located in the Del Mar Heights and Torrey Pines submarkets.

2.2Adjustments to Market Rent.

The Market Rent in Comparable

Transactions, when compared to the Market Rent for the Premises, shall be adjusted for the following factors (to the extent such factors normally affect the rent received by the landlord of the Comparable Buildings) to reflect the existence or non-existence of such factors: (i) the stated size of the Premises based upon the standards of measurement to be utilized during the Option Term, as compared to the standards of measurement utilized during the Comparable Transactions;

(ii) any changes in the Market Rent following the date of any particular Comparable Transaction up to the date of the commencement of the applicable Option Term; (iii) rights granted to Tenant for exterior signage, rooftop usage, Project naming, reserved or VIP parking, and exclusive use of common areas as compared to such rights, if any, granted to the tenants in Comparable Transactions; and (iv) the differences between the Building and the Comparable Buildings in terms of: (a) level of LEED certification; (b) raised floor base building systems; (c) proximity to freeway entrances and exits; (d) exterior amenity areas; and (e) amount and type of parking available.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT G

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

2.3

Net Equivalent Lease Rate.

In order to analyze the Comparable

Transactions based on the factors to be considered in calculating Market Rent, and given that the Comparable Transactions may vary in terms of length of term, rental rate, concessions, etc., the following steps shall be taken into consideration to "adjust" the objective data from each of the

Comparable Transactions. By taking this approach, a net equivalent lease rate for each of the Comparable Transactions shall be determined using the following steps to adjust the Comparable

Transactions, which will allow for an "apples to apples" comparison of Transactions.

the

Comparable

2.3.1. The contractual rent payments for each of Transactions should be arrayed monthly or annually over the lease term.

the All

Comparable Comparable

Transactions should be adjusted to simulate a net rent structure, wherein the tenant is responsible for the payment of all property operating expenses in a manner consistent with this Lease. This results in the estimate of Net Equivalent Rent received by each landlord for each Comparable Transaction being expressed as a periodic net rent payment.

2.3.2 Any free rent or similar inducements received over time should be deducted in the time period in which they occur, resulting in the net cash flow arrayed over the lease term.

2.3.3 The resultant net cash flow from the lease should then be discounted (using an 8% annual discount rate) to the lease commencement date, resulting in a net present value estimate.

2.3.4 From the net present value, up front inducements (improvements allowances and other concessions) should be deducted. These items should be deducted directly, on a "dollar for dollar" basis, without discounting since they are typically incurred at lease commencement, while rent (which is discounted) is a future receipt.

2.3.5 The net present value should then be amortized back over the lease term as a level monthly or annual net rent payment using the same annual discount rate used in the present value analysis. This calculation will result in a hypothetical level or even payment over the option period, termed the "Net Equivalent Lease Rate" (or constant equivalent in general financial terms).

2.3.6 Once the Net Equivalent Lease Rate is calculated for a particular Comparable Transaction, such Net Equivalent Lease Rate can be adjusted if and to the extent that the operating expenses and tax expenses that are the direct (payable directly by tenant) or indirect (payable as a reimbursement by the tenant to the Landlord) obligations of the tenant as though there is no base year or expense stop protection (collectively, the "Expenses") in connection with a Comparable Transaction are less than or greater than the Expenses payable by Tenant under the Lease during the applicable Option Term, so that the Market Rent to be determined pursuant to this Exhibit F will reflect whether, if at all, the Expenses payable by Tenant are greater than or less than the Expenses payable by the tenant of a Comparable Transaction.

2.3.7 Once the Net Equivalent Lease Rate is calculated, if the term of a Comparable Transaction is greater than or less than the applicable Option Term, the Net Equivalent Lease Rate will be adjusted to take into account whether or not, based on current market transactions and conditions, the concessions (i.e., tenant improvement allowances and free rent) in the Market Rent should be increased or decreased because of such difference in term, so that the Market Rent will reflect the appropriate level of concessions based on an adjustment of the level of concessions in the Comparable Transactions. For example, if a Comparable Transaction is for an six year term, and the Option Term is for five years, then an adjustment can be made to increase the concessions in the Comparable Transaction to equate such transaction to an five year term, if such adjustment is warranted by market transactions and conditions.

2.3.8 The Net Equivalent Lease Rates for the Comparable Transactions shall then be used to reconcile, in a manner usual and customary for a real estate appraisal process, to a conclusion of Market Rent which shall be stated as a "NNN" lease rate applicable to each year of the Option Term.

2.4

Renewal Allowance. Notwithstanding anything to the contrary set forth in this Exhibit F, once the Market Rent for the Option Term is determined as a Net Equivalent Lease

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT G

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

Rate, if, in connection with such determination, it is deemed that Tenant is entitled to an improvement or comparable allowance for the improvement of the Premises, (the total dollar value of such allowance shall be referred to herein as the "Renewal Allowance"), Landlord shall pay the Renewal Allowance to Tenant pursuant to a commercially reasonable disbursement procedure determined by Landlord and the terms of Article 8 of this Lease, and the rental rate component of the Market Rent shall be increased to be a rental rate which takes into consideration that Tenant will receive payment of such Renewal Allowance and, accordingly, such payment with interest shall be factored into the base rent component of the Market Rent.

3.

Exercise of Extension Option. The Extension Option(s) shall be exercised by

Tenant, if at all, only in the following manner. Tenant shall deliver written notice (the "Exercise

Notice") to Landlord not more than eighteen (18) months nor less than fifteen (15) months prior to the then-scheduled expiration of the Lease Term, stating that Tenant is irrevocably exercising the applicable Extension Option. Concurrently with such Exercise Notice, Tenant shall deliver to Landlord Tenant's calculation of the Option Rent (the "Tenant's Option Rent Calculation"), failing which Tenant's Exercise Notice shall be null and void. Landlord shall deliver notice ("Landlord Response Notice") to Tenant on or before the date which is thirty (30) days after Landlord's receipt of a valid Exercise Notice, stating that Landlord is (i) accepting Tenant's Option Rent Calculation, or (ii) rejecting Tenant's Option Rent Calculation and setting forth Landlord's calculation of the Option Rent (the "Landlord's Option Rent Calculation"). Within ten (10) business days of its receipt of the Landlord Response Notice, Tenant may, at its option, accept or reject the Option Rent contained in the Landlord's Option Rent Calculation. If Tenant does not affirmatively reject the Option Rent specified in the Landlord's Option Rent Calculation in writing within such ten (10) business day period, Tenant shall be deemed to have accepted Landlord's Option Rent Calculation as the Option Rent for the Option Term. However, if Tenant affirmatively rejects Landlord's Option Rent Calculation in writing within such time period, then the Option Rent shall be determined in accordance with the procedures and terms set forth in Section 4 below.

4.

Determination of Market Rent. In the event Tenant validly rejects Landlord's

Option Rent Calculation, then Landlord and Tenant shall attempt to agree upon the Option Rent using good-faith efforts; provided, however, if they fail to reach agreement upon the Option Rent on or before the date that is ninety (90) days prior to the then-scheduled expiration of the Lease Term (the "Outside Agreement Date"), then each party shall make a separate, binding, determination of the Option Rent (each, a "Submitted Option Rent"), within five (5) business days following the Outside Agreement Date, and such Submitted Option Rents shall be submitted to arbitration as described below. The failure of Tenant or Landlord to submit a Submitted Option Rent within such five (5) business day period shall conclusively be deemed to be such party's approval of the Submitted Option Rent submitted by the other party.

4.1

Neutral Arbitrator. Within fifteen (15) days after the Outside Agreement

Date Landlord and Tenant shall each appoint one arbitrator who shall by profession be a MAI appraiser, real estate broker, or real estate lawyer who shall have been active over the five (5) year period ending on the date of such appointment in the appraising and/or leasing of Comparable

Buildings. The arbitrators so selected by Landlord and Tenant shall be deemed "Advocate Arbitrators." The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator who shall by profession be an MAI appraiser, real estate broker, or real estate lawyer (a "Neutral Arbitrator") who shall have been active over the five (5) year period ending on the date of such appointment in the appraising and/or leasing of Comparable Buildings, except that (i) neither the Landlord or Tenant may, directly, or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance, (ii) the Neutral Arbitrator cannot be someone who has represented Landlord and/or Tenant during the five (5) year period prior to such appointment, and (iii) each party may require the Neutral Arbitrator to demonstrate to the reasonable satisfaction of the parties that the Neutral Arbitrator has no conflicts of interest with either Landlord or Tenant.

4.3

Arbitration Agreement. The Neutral Arbitrator shall be retained via an arbitration agreement (the "Arbitration Agreement") jointly prepared by Landlord's counsel and

Tenant's counsel, which Arbitration Agreement shall set forth the following: (i) an agreement to by the Neutral Arbitrator to undertake the arbitration and render a decision in accordance with the TCCs of this Lease, as modified by the Arbitration Agreement; (ii) rights for Landlord and Tenant to submit to the Neutral Arbitrator (with a copy to the other party), on or before the date that occurs fifteen (15) days following the appointment of the Neutral Arbitrator, an advocate statement (and

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT G

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

any other information such party deems relevant) prepared by or on behalf of Landlord or Tenant, as the case may be, in support of Landlord's or Tenant's respective determination of Market Rent (the "Briefs"); (iii) rights for each party to provide the Neutral Arbitrator (with a copy to the other party), within five (5) days of submittal of Briefs with a written rebuttal to the other party's Brief (the "Rebuttals"); provided, however, such Rebuttals shall be limited to the facts and arguments raised in the other party's Brief and shall identify clearly which argument or fact of the other party's Brief is intended to be rebutted; (iv) the date, time and location of the arbitration, which shall be mutually and reasonably agreed upon by Landlord and Tenant, which date shall in any event be within forty-five (45) days following the appointment of the Neutral Arbitrator; (v) that no discovery or independent investigation shall take place in connection with the arbitration, other than to verify the factual information that is presented by Landlord or Tenant, and the Neutral Arbitrator shall be permitted to visit the Project and the buildings containing the Comparable Transactions; and (vi) rights for each party to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed three (3) hours and up to two (2) additional hours to present additional arguments and/or to rebut the arguments of the other party.

4.4 Neutral Arbitrator Ruling. Not later than ten (10) days after the date of the arbitration, the Neutral Arbitrator shall render a decision (the "Ruling") indicating whether Landlord's or Tenant's Submitted Market Rent is closer to the actual Market Rent. The Submitted Market Rent that is determined by the Neutral Arbitrator to be closer to the actual Market Rent shall then become the applicable Option Rent. The Ruling shall be binding on Landlord and Tenant. In the event that the Option Rent shall not have been determined pursuant to the terms hereof prior to the commencement of the Option Term, Tenant shall be required to pay the Option Rent, then in effect for the Premises; provided that such amount shall not be lower than the Option Rent that was Tenant's Submitted Option Rent nor higher than Landlord's Submitted Option Rent. The payments made by Tenant shall be reconciled with the actual amounts due, and the appropriate party shall make any corresponding payment to the other party within thirty (30) calendar days after the Option Rent has finally been determined.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT G

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

EXHIBIT H

FORM OF LETTER OF CREDIT

(Letterhead of a money center bank acceptable to the Landlord)

FAX NO. [()-]

SWIFT: [Insert No., if any]

[Insert Bank Name And Address]

DATE OF ISSUE:

BENEFICIARY:

Kilroy Realty, L.P.

c/o Kilroy Realty Corporation

12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064

Attention: Legal Department

APPLICANT:

[Insert Applicant Name And Address]

Fax: (310) 481-6530

LETTER OF CREDIT NO.

EXPIRATION DATE:

AT OUR COUNTERS

AMOUNT AVAILABLE:

USD[Insert Dollar Amount]

(U.S. DOLLARS [Insert Dollar Amount])

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.IN YOUR FAVOR FOR THE ACCOUNT OF [Insert Tenant's Name], A

[Insert Entity Type], UP TO THE AGGREGATE AMOUNT OF USD[Insert Dollar Amount] ([Insert Dollar Amount] U.S. DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING ON

      (Expiration Date) AVAILABLE BY PAYMENT UPON PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON [Insert Bank Name] WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

1.

THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND

AMENDMENT(S), IF ANY.

2.

BENEFICIARY'S

SIGNED

STATEMENT

PURPORTEDLY

SIGNED

BY

AN

AUTHORIZED REPRESENTATIVE OF [Insert Landlord's Name], A [Insert Entity Type] ("LANDLORD") STATING THE FOLLOWING:

"THE UNDERSIGNED HEREBY CERTIFIES THAT THE LANDLORD, EITHER (A) UNDER THE LEASE (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE, HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USDIN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE "LEASE"), OR SUCH AMOUNT CONSTITUTES DAMAGES OWING BY THE TENANT TO BENEFICIARY RESULTING FROM THE BREACH OF SUCH LEASE BY THE TENANT THEREUNDER, OR THE TERMINATION OF SUCH LEASE, AND SUCH AMOUNT REMAINS UNPAID AT THE TIME OF THIS DRAWING."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]'S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO.AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN AT LEAST SIXTY (60) DAYS PRIOR TO THE PRESENT EXPIRATION DATE."

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT H

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS THE SAME MAY HAVE BEEN AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE.”

SPECIAL CONDITIONS:

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING. [Please Provide The

Required Forms For Review, And Attach As Schedules To The Letter Of Credit.]

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

ALL BANKING CHARGES ARE FOR THE APPLICANT'S ACCOUNT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRATION DATE WE SEND YOU NOTICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. SAID NOTICE WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY RECEIPTED MAIL OR COURIER. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE. IN NO EVENT, AND WITHOUT FURTHER NOTICE FROM OURSELVES, SHALL THE EXPIRATION DATE BE EXTENDED BEYOND A FINAL EXPIRATION DATE OF (120 days from the

Lease Expiration Date)   .

THIS LETTER OF CREDIT MAY BE TRANSFERRED SUCCESSIVELY IN WHOLE OR IN PART ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED

TRANSFEREE TRANSFEREE

("TRANSFEREE"),

ASSUMING

SUCH

TRANSFERTO

SUCH

IS   IN   COMPLIANCE   WITH   ALL   APPLICABLE   U.S.   LAWS   AND

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT H

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

REGULATIONS. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S) IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM (AVAILABLE UPON REQUEST) AND PAYMENT OF OUR CUSTOMARY TRANSFER FEES, WHICH FEES SHALL BE PAYABLE BY APPLICANT (PROVIDED THAT BENEFICIARY MAY, BUT SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT, AND SEEK

REIMBURSEMENT THEREOF FROM APPLICANT).

IN CASE OF ANY TRANSFER

UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY'S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE'S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR.

ALL DRAFTS REQUIRED UNDER THIS STANDBY LETTER OF CREDIT MUST BE MARKED: ''DRAWN UNDER [Insert Bank Name] STANDBY LETTER OF CREDIT NO.."

WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AT OR PRIOR TO [Insert Time – (e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SUCCEEDING BUSINESS DAY. IF DRAFTS ARE PRESENTED TO

[Insert Bank Name] UNDER THIS LETTER OF CREDIT AFTER [Insert Time – (e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF

CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

IF THE

EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE. PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT

TO OUR FACSIMILE NUMBER, [Insert Fax Number – ( ) - ], ATTENTION: [Insert Appropriate Recipient], WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER [Insert Telephone Number – (   )   -   ] OR TO SUCH OTHER FACSIMILE OR TELEPHONE NUMBERS, AS TO WHICH YOU HAVE RECEIVED WRITTEN NOTICE FROM US AS BEING THE

APPLICABLE SUCH NUMBER.

WE AGREE TO NOTIFY YOU IN WRITING, BY

NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OF ANY CHANGE IN

SUCHDIRECTION.

ANYFACSIMILEPRESENTATIONPURSUANTTOTHIS

PARAGRAPH SHALL ALSO STATE THEREON THAT THE ORIGINAL OF SUCH SIGHT DRAFT AND LETTER OF CREDIT ARE BEING REMITTED, FOR DELIVERY ON THE

NEXT BUSINESS DAY, TO [Insert Bank Name] AT THE APPLICABLE ADDRESS FOR PRESENTMENT PURSUANT TO THE PARAGRAPH FOLLOWING THIS ONE.

WE HEREBY ENGAGE WITH YOU THAT ALL DOCUMENT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT OUR OFFICE

LOCATED AT [Insert Bank Name], [Insert Bank Address], ATTN: [Insert Appropriate Recipient], ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT,      (Expiration

Date)     .

IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A DUPLICATE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT H

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES" (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).

Very truly yours,

(Name of Issuing Bank)

By:

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

EXHIBIT H

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

OFFICE LEASE

KILROY REALTY

DEL MAR CORPORATE CENTRE II

KILROY REALTY, L.P.,

a Delaware limited partnership,

as Landlord,

and

DERMTECH, INC.,

a Delaware corporation,

as Tenant.

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

TABLE OF CONTENTS

Page

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS6

ARTICLE 2

LEASE TERM; OPTION TERMS9

ARTICLE 3

BASE RENT10

ARTICLE 4

ADDITIONAL RENT10

ARTICLE 5

USE OF PREMISES19

ARTICLE 6

SERVICES AND UTILITIES20

ARTICLE 7

REPAIRS22

ARTICLE 8

ADDITIONS AND ALTERATIONS22

ARTICLE 9

COVENANT AGAINST LIENS24

ARTICLE 10

INDEMNIFICATION AND INSURANCE24

ARTICLE 11

DAMAGE AND DESTRUCTION27

ARTICLE 12

NONWAIVER29

ARTICLE 13

CONDEMNATION29

ARTICLE 14

ASSIGNMENT AND SUBLETTING30

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF

TRADE FIXTURES34

ARTICLE 16

HOLDING OVER35

ARTICLE 17

ESTOPPEL CERTIFICATES36

ARTICLE 18

SUBORDINATION36

ARTICLE 19

EVENTS OF DEFAULT; REMEDIES37

ARTICLE 20

COVENANT OF QUIET ENJOYMENT39

ARTICLE 21

LETTER OF CREDIT39

ARTICLE 22

INTENTIONALLY OMITTED43

ARTICLE 23

SIGNS43

ARTICLE 24

COMPLIANCE WITH LAW44

ARTICLE 25

LATE CHARGES45

ARTICLE 26

LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT46

ARTICLE 27

ENTRY BY LANDLORD46

ARTICLE 28

TENANT PARKING47

ARTICLE 29

MISCELLANEOUS PROVISIONS47

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

(i)

INDEX

Page(s)

Accountant18

Additional Rent10

Advocate Arbitrators3

Allowance DeadlineExhibit B

Approved Pricing Plan1

Audit Period18

Bank Prime Loan46

Base Rent10

Base Year10

Brokers51

Building5

Building Common Areas,6

Casualty27

CC&Rs19

Change Notice2

Change Order2

Common Areas6

Control,33

Coordination Fee3

Cost Pools16

Damage Termination Date28

Damage Termination Notice28

Delayed Delivery Period7

Direct Expenses10

Effective Termination Date7

Emergency22

Energy Disclosure Requirements56

Environmental Laws53

Environmental Permits54

Estimate17

Estimate Statement17

Estimated Excess17

Excess16

Expense Year10

Hazardous Material(s)53

Holdover Notice35

HVAC19

Identification Requirements53

Improvement Allowance3

Improvements1

Interest Rate46

Landlord1

Landlord Parties24

Landlord's Repair Estimate Notice28

L-C39

L-C Amount39

Lease1

Lease Commencement Date9

Lease Expiration Date9

Lease Month9

Lease Term9

Lease Year9

Lines52

Management Fee Cap13

Net Worth33

Notices50

OFAC56

Operating Expenses11

Original Improvements26

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

(ii)

Page(s)

Other Improvements55

Outside Delivery Date7

Over-Allowance Amount3

Patriot Act56

Permitted Holdover Term35

Permitted Transferee33

Permitted Transferee Assignee33

Permitted Use3

Phase 1 Termination Outside Date7

Premises5

Prohibited Persons56

Project5

Project Common Areas,6

Proposition 1315

Renovations52

Rent.10

Rules and Regulations19

Sensor Areas55

SNDA36

Statement16

Subject Space30

Substantial Completion4

Summary1

Superior Holders36

Tax Expenses14

TCCs5

Tenant1

Tenant Delay5

Tenant Energy Use Disclosure56

Tenant Parties24

Tenant's FF&E3

Tenant's Share16

Termination Notice7

Third Party Contractor27

TI Approval5

Transfer Notice30

Transfer Premium31

Transferee30

Transfers30

Water Sensors55

Work Letter5

Working Drawings1

KILROY REALTY

Del Mar Corporate Centre II

[DermTech, Inc.]

4850-3473-7639.7

377185.00017/7-1-21/gjn/gjn

(iii)